                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
   /X/ Preliminary Proxy Statement             / / Confidential, For Use of the
   / / Definitive Proxy Statement                  Commission Only (as permitted
   / / Definitive Additional Materials             by Rule 14a-6(e)(2))
   / / Soliciting Material Under Rule 14a-12

                     Prudential Natural Resources Fund, Inc.
                          Prudential Sector Funds, Inc.
                      Prudential Small Company Fund, Inc.
                  Prudential Tax-Managed Small-Cap Fund, Inc.
                   Prudential U.S. Emerging Growth Fund, Inc.
                   The Prudential Investment Portfolios, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /X/ No fee required.
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.
     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                             PRUDENTIAL MUTUAL FUNDS
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                            IMPORTANT PROXY MATERIALS

                                PLEASE VOTE NOW!

November ______, 2000

Dear Shareholder:

I am inviting you to vote on several proposals relating to the management and operation of your Fund. A shareholder meeting of your Fund and certain other Funds within the Prudential Mutual Fund complex is scheduled for January 17, 2001. This package contains information about the proposals and includes materials you will need to vote.

The Boards of Directors of the Funds have reviewed the proposals and have recommended that the proposals be presented to you for consideration. Although the Directors have determined that the proposals are in your best interest, the final decision is yours.

Shareholders of several Funds are being asked to approve many of the same proposals, so in order to save money for your Fund, one proxy statement has been prepared for these Funds. To help you understand the proposals, we are including a section that answers commonly asked questions. The accompanying proxy statement includes a detailed description about each of the proposals relating to your Fund.

Please read the enclosed materials carefully and cast your vote. Remember, your vote is extremely important, no matter how large or small your holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

TO VOTE, YOU MAY USE ANY OF THE FOLLOWING METHODS:

- BY MAIL. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.
- BY INTERNET. Have your proxy card available. Go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card. Follow the simple instructions found on the web site.
- BY TELEPHONE. If your fund shares are held in your own name, call 1-800-690-6903 toll free. If your fund shares are held on your behalf in a brokerage account with Prudential Securities, Inc. or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card. Follow the simple instructions.

If you have any questions before you vote, please call us at 1-800-225-1852. We're glad to help you understand the proposals and assist you in voting. Thank you for your participation.

Sincerely,



---------------------------------------
John R. Strangfeld
President

          IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE
                                   PROPOSALS

         Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals.

Q.  WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A.  The purpose of the proxy is to ask you to vote on six primary issues

-   to elect 13 Board members,
-   for most Funds, to approve a new subadvisory agreement,
- to permit the Fund's manager to enter into or make material changes to your Fund's subadvisory agreement without shareholder approval,
- to amend the management agreement to permit the Fund's manager to allocate assets among subadvisers,
-   to approve changes to your Fund's fundamental investment restrictions; and
- to ratify the selection of your Fund's independent accountants for the current year.

Q.  WHY AM I RECEIVING PROXY INFORMATION ON FUNDS THAT I DO NOT OWN?

A.: Shareholders of several Funds are being asked to approve many of the same proposals, so most of the information that must be included in a proxy statement for your Fund needs to be included in a proxy statement for the other Funds as well. Therefore, in order to save money for your Fund, one proxy statement has been prepared.

Q.  WHY AM I RECEIVING MORE THAN ONE PROXY STATEMENT OR MORE THAN ONE MAILING?

A. You will receive a separate proxy statement for each Fund that you own. Also, if you hold shares in more than one account, for example, in an individual account and in an IRA, you will receive multiple proxy statements. Each proxy card should be voted and returned.

Q.  ARE YOU RECOMMENDING A NEW BOARD FOR THE FUNDS?

A. No, except for Prudential Natural Resources Fund, Inc. The other Fund Boards nominated the thirteen individuals who currently serve on the existing Boards. Ten of the individual Board nominees are independent of Prudential.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER MANAGEMENT FEES?

A.  No.  The management fees charged to each Fund will remain the same.

Q.  WILL THE PROPOSED CHANGES RESULT IN HIGHER DIRECTORS' AND TRUSTEES' FEES?

A. On a Fund by Fund basis, we do not expect the aggregate Directors' fees to be higher than they are now.

Q.  WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY BEING
    CHANGED?

A. "Fundamental" investment restrictions are limitations placed on a Fund's investment policies that can be changed only by a shareholder vote - even if the changes are minor. The law requires certain investment policies to be designated as fundamental. Each Fund adopted a number of fundamental investment restrictions, and some of those fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer in effect. Others reflect regulatory requirements that, while still in effect, do not need to be classified as fundamental restrictions.

    The Boards believe that certain fundamental investment restrictions that are not legally required should be eliminated. The Boards also believe that other fundamental restrictions should be modernized and made more uniform. The reason for these changes is to provide greater investment flexibility for the Funds.

Q. DO THE PROPOSED CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS MEAN THAT MY FUND'S INVESTMENT OBJECTIVE IS BEING CHANGED?

A. No. The only Fund with a proposed change of investment objective is Prudential Jennison Equity Opportunity Fund, a series of The Prudential Investment Portfolios, Inc. That Fund's Board recommends removing the income component of the Fund's investment objective.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A. The Board does not believe that the proposed changes to fundamental investment restrictions will result in a major restructuring of the Fund's investment portfolio. The changes will allow each applicable Fund greater flexibility to respond to investment opportunities. By making certain investment policies and restrictions non-fundamental, the Board may make changes in the future that it considers desirable without the necessity of a shareholder vote and the related additional expenses. A shareholder vote is not necessary for changes to non-fundamental investment policies or restrictions.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need a plurality or a majority of the votes cast, to approve proposals 1 and 7. For Proposals 2, 3, 4, 5 and 6, we need the affirmative vote of a majority of each Fund's outstanding voting securities, as defined by the 1940 Act.

Q. WHAT IF YOU DO NOT HAVE ENOUGH VOTES TO MAKE THIS DECISION BY THE SCHEDULED SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or Shareholder Communications Corporation, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. (We may also contact you to encourage you to vote.) Shareholders should review the proxy materials and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 10 a.m. on January 17, 2001, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  HAS EACH FUND'S BOARD APPROVED THE PROPOSALS?

A. Yes. Your Fund's Board has approved the proposals and recommends that you vote to approve them.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share you own of your Fund on the record date. The record date is November 3, 2000.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Prudential at (800) 225-1852.

    You may also vote via the internet. To do so, have your proxy card available and go to the web site: www.proxyvote.com. Enter your 12-digit control number from your proxy card and follow the instructions found on the web site.

    Finally, you can vote by telephone. If your fund shares are held in your own name, call 1-800-690- 6903 toll free. If your fund shares are held on your behalf in a brokerage account with Prudential Securities, Inc. or another broker, call 1-800-454-8683 toll free. Enter your 12-digit control number from your proxy card and follow the simple instructions given.

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

    JOINT ACCOUNTS: Both owners must sign and the signatures should conform exactly to the names shown on the account registration.

    ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."






--------------------------------------------------------------------------------
     The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.
--------------------------------------------------------------------------------

                                     Preliminary Copies

                           PRUDENTIAL 20/20 FOCUS FUND
            PRUDENTIAL INDEX SERIES FUND-PRUDENTIAL STOCK INDEX FUND
                     PRUDENTIAL NATURAL RESOURCES FUND, INC.
       PRUDENTIAL SECTOR FUNDS, INC. - PRUDENTIAL FINANCIAL SERVICES FUND
          PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL HEALTH SCIENCES FUND
            PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL TECHNOLOGY FUND
              PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL UTILITY FUND
                       PRUDENTIAL SMALL COMPANY FUND, INC.
         PRUDENTIAL TAX-MANAGED FUNDS-PRUDENTIAL TAX-MANAGED EQUITY FUND
                   PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
                   PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL ACTIVE BALANCED FUND
         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL JENNISON
                            EQUITY OPPORTUNITY FUND
   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL JENNISON GROWTH FUND

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                          ----------------------------
                                    NOTICE OF
                JOINT SPECIAL AND ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                JANUARY 17, 2001

                          ----------------------------

TO OUR SHAREHOLDERS:

    Joint meetings of the shareholders of each of the above-listed Funds
(each, a Meeting) will be held at the offices of Prudential Investments Fund Management LLC (PIFM), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey on January 17, 2001 at 10 a.m., Eastern time. The purpose of the Meetings is to consider and act upon the following proposals:

    1.  For each Fund, to elect thirteen Directors or Trustees.

    2. For Prudential 20/20 Focus Fund, Prudential Natural Resources Fund, Inc., Prudential Sector Funds, Inc. - Prudential Financial Services Fund, - Prudential Technology Fund, and - Prudential Utility Fund, Prudential Small Company Fund, Inc. and Prudential U.S. Emerging Growth Fund, Inc., to approve a new subadvisory agreement between PIFM and Jennison Associates LLC.

    3. For each Fund, to permit PIFM to enter into or make material changes to subadvisory agreements without shareholder approval.

    4. For each Fund, to approve an amendment to the Management Agreement to permit PIFM to allocate assets among affiliated and unaffiliated subadvisers.

    5. For each Fund, to approve certain changes to the Fund's fundamental investment restrictions or policies, relating to, the following:

        (a) fund diversification
        (b) issuing senior securities, borrowing money or pledging assets
        (c) buying and selling real estate
        (d) buying and selling commodities and commodity contracts
        (e) fund concentration

        (f) engaging in underwriting
        (g) making loans
        (h) other investment restrictions

    6. For Prudential Jennison Equity Opportunity Fund, to amend its investment objective.

    7. For each Fund, to ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the Fund's current fiscal year.

For Prudential Natural Resources Fund, Inc., Prudential Sector Funds, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Managed Small-Cap Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc., and The Prudential Investment Portfolios, Inc., the Meetings will be the Fund's annual meetings. For Prudential 20/20 Focus Fund, Prudential Index Series Fund, and Prudential Tax-Managed Funds, the Meeting will be a special meeting.

You are entitled to vote at the Meeting, and at any adjournments thereof, of each Fund in which you owned shares at the close of business on November 3, 2000. If you attend a Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                       By order of the Boards,

                                       Marguerite E. H. Morrison
                                       SECRETARY

Dated:  November __, 2000


--------------------------------------------------------------------------------
PROXY CARDS FOR YOUR FUND ARE ENCLOSED ALONG WITH THE PROXY STATEMENT. PLEASE VOTE YOUR SHARES TODAY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED. YOU CAN ALSO VOTE YOUR SHARES THROUGH THE INTERNET OR BY TELEPHONE USING THE 12-DIGIT "CONTROL" NUMBER THAT APPEARS ON THE ENCLOSED PROXY CARD AND FOLLOWING THE SIMPLE INSTRUCTIONS. THE BOARD OF YOUR FUND RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.
--------------------------------------------------------------------------------

                           PRUDENTIAL 20/20 FOCUS FUND
            PRUDENTIAL INDEX SERIES FUND-PRUDENTIAL STOCK INDEX FUND
                     PRUDENTIAL NATURAL RESOURCES FUND, INC.
       PRUDENTIAL SECTOR FUNDS, INC. - PRUDENTIAL FINANCIAL SERVICES FUND
          PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL HEALTH SCIENCES FUND
            PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL TECHNOLOGY FUND
              PRUDENTIAL SECTOR FUNDS, INC.-PRUDENTIAL UTILITY FUND
                       PRUDENTIAL SMALL COMPANY FUND, INC.
         PRUDENTIAL TAX-MANAGED FUNDS-PRUDENTIAL TAX-MANAGED EQUITY FUND
                  PRUDENTIAL TAX-MANAGED SMALL- CAP FUND, INC.
                   PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL ACTIVE BALANCED FUND
         THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL JENNISON
                            EQUITY OPPORTUNITY FUND
   THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.-PRUDENTIAL JENNISON GROWTH FUND

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                            NEWARK, NEW JERSEY 07102

                                 PROXY STATEMENT
                JOINT SPECIAL AND ANNUAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 17, 2001

                          ----------------------------

         This proxy statement is being furnished to holders of Shares of each of the above-listed investment companies (Funds) in connection with the solicitation by their respective Boards of proxies to be used at joint meetings (Meetings) of shareholders to be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102 on January 17, 2001, at 10:00 a.m., Eastern time, or any adjournment or adjournments thereof. For Prudential Natural Resources Fund, Inc., Prudential Sector Funds, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Managed Small-Cap Fund, Inc., Prudential U.S. Emerging Growth Fund, Inc., and The Prudential Investment Portfolios, Inc., the Meetings will be annual meetings. For Prudential 20/20 Focus Fund,
Prudential Index Series Fund, and Prudential Tax-Managed Funds, the Meeting will be a special meeting. This proxy statement is being first mailed to shareholders on or about November _______, 2000.

         Each Fund is a registered, management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), and is organized as a Maryland corporation, except for Prudential 20/20 Focus Fund, Prudential Index Series Fund and Prudential Tax-Managed Funds, which are organized as Delaware business trusts. Each Fund's shares of common stock, in the case of Maryland corporations, or shares of beneficial interest, in the case of Delaware business trusts, are referred to as "Shares," and the holders of the Shares are "Shareholders", each Fund's board of directors or trustees is referred to as a "Board," and the directors or trustees are "Board Members" or "Directors" or "Trustees," as the case may be. A listing of the formal name for each Fund, the abbreviated name for each Fund that is used in this proxy statement and the proposals applicable to each Fund are set forth below.

----------------------------------------------------------------------------------------------------
                                                                                Proposals
                                                     Abbreviated                Applicable
Fund Name                                            Name                       to Fund
---------                                            ----                       -------
----------------------------------------------------------------------------------------------------
Prudential 20/20 Focus Fund                          20/20 Focus                1,2,3,4,5,7
----------------------------------------------------------------------------------------------------
Prudential Index Series Fund-
      Prudential Stock Index Fund                    Stock Index                1,3,4,5,7
----------------------------------------------------------------------------------------------------
Prudential Natural Resources Fund, Inc.              Natural Resources          1,2,3,4,5,7
----------------------------------------------------------------------------------------------------
Prudential Sector Funds, Inc. -
      Prudential Financial Services Fund             Financial Services         1,2,3,4,5,7
----------------------------------------------------------------------------------------------------
Prudential Sector Funds, Inc.-
      Prudential Health Sciences Fund                Health Sciences            1,3,4,5,7
----------------------------------------------------------------------------------------------------
Prudential Sector Funds, Inc.-
      Prudential Technology Fund                     Technology                 1,2,3,4,5,7
----------------------------------------------------------------------------------------------------
Prudential Sector Funds, Inc.-
      Prudential Utility Fund                        Utility                    1,2,3,4,5,7
----------------------------------------------------------------------------------------------------
Prudential Small Company Fund, Inc.                  Small Company              1,2,3,4,5,7
----------------------------------------------------------------------------------------------------
Prudential Tax-Managed Funds
      Prudential Tax-Managed Equity Fund             Tax Equity                 1,3,4,5,7
----------------------------------------------------------------------------------------------------
Prudential Tax-Managed Small-Cap Fund, Inc.          Tax Small-Cap              1,3,4,5,7
----------------------------------------------------------------------------------------------------
Prudential U.S. Emerging Growth Fund, Inc.           Emerging Growth            1,2,3,4,5,7
----------------------------------------------------------------------------------------------------
The Prudential Investment Portfolios, Inc.
      Prudential Active Balanced Fund                Active Balanced            1,3,4,5,7
----------------------------------------------------------------------------------------------------
The Prudential Investment Portfolios, Inc.
      Prudential Jennison Equity Opportunity Fund    Equity Opportunity         1,3,4,5,6,7
----------------------------------------------------------------------------------------------------
The Prudential Investment Portfolios, Inc.
      Prudential Jennison Growth Fund                Growth                     1,3,4,5,7
----------------------------------------------------------------------------------------------------

         Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the Funds' Manager under a management agreement with each Fund (the Management Agreement). Investment advisory services have been provided to each Fund
(except the Equity Opportunity and Growth Funds) by PIFM through its affiliate, The Prudential Investment Corporation (PIC), Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, under a Subadvisory Agreement. Investment advisory services have been provided to the 20/20 Focus and Health Sciences Funds (as to approximately half of the assets), Equity Opportunity and Growth Funds by PIFM through its affiliate, Jennison Associates LLC (Jennison), 466 Lexington Avenue, New York, New York 10017, under a Subadvisory Agreement. PIC and Jennison are subsidiaries of The Prudential Insurance Company of America (Prudential) and are part of Prudential Asset Management Holding Company. Prudential Investment Management Services LLC (PIMS or the Distributor),
Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as the distributor of the Funds' shares. The Funds' transfer agent is Prudential Mutual Fund Services, Inc. (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830. As of September 30, 2000, PIFM served as the manager to __ open-end investment companies and as manager or administrator to 22 closed-end investment companies with aggregate assets of more than $ __ billion. Each Fund has a Board of Directors or Trustees which, in addition to overseeing the actions of the Fund's Manager and Subadviser, decides upon matters of general policy.

                               VOTING INFORMATION

         For each Fund, the presence, in person or by proxy, of a majority of the Shares of the Fund outstanding and entitled to vote will constitute a quorum for the transaction of business at the Meetings.

         If a quorum is not present at a Meeting, or if a quorum is present at that Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of the adjournment and will vote those proxies required to be voted AGAINST any proposal against the adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

         If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power), the Shares represented thereby, with respect to matters to be determined by a majority or plurality of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total Shares outstanding, an abstention or broker non-vote will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions and broker non-votes will have no effect on Proposals No. 1 and 7, for which the required vote is a plurality or majority of the votes cast, but effectively will be a vote against adjournment and against the other Proposals, which require approval of a majority of the outstanding voting securities under the 1940 Act.

         The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board of the Fund to which the proxy card relates and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Fund Boards should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective your revocation must be received by the Fund prior to the related Meeting and must indicate your name and account number. In addition, if you attend a Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

         The close of business on November 3, 2000 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meetings. Information as to the number of outstanding Shares for each Fund as of the record date is set forth below:

                                      Number of         Number of          Number of        Number of         Total
                                       Class A           Class B            Class C          Class Z          Number
                                       Shares            Shares              Shares           Shares        of Shares
Fund                                 Outstanding       Outstanding        Outstanding      Outstanding     Outstanding
----                                 -----------       -----------        -----------      -----------     -----------
20/20 Focus
Active Balanced
Emerging Growth
Equity Opportunity
Financial Services
Growth
Health Sciences
Natural Resources
Small Company
Stock Index
Tax Equity
Tax Small-Cap
Technology
Utility

         None of the items on the agenda require separate voting by class. Each share of each class is entitled to one vote. To the knowledge of management, the executive officers and Board Members of each Fund, as a group, owned less than 1% of the outstanding Shares of each Fund as of November 3, 2000. A listing of persons who owned beneficially 5% or more of the Shares of any Fund as of November 3, 2000 is contained in Exhibit A.

         COPIES OF EACH FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF ANY FUND MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF A FUND'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING THE FUND AT GATEWAY CENTER THREE, 100 MULBERRY STREET, 4TH FLOOR, NEWARK, NEW JERSEY 07102, OR BY CALLING 1-800-225-1852 (TOLL FREE).

         Each full Share of each Fund outstanding is entitled to one vote, and each fractional Share of each Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of that Fund. Information about the vote necessary with respect to each Proposal is discussed below in connection with the Proposal.

                        ELECTION OF DIRECTORS OR TRUSTEES
                                 PROPOSAL NO. 1



THIS PROPOSAL APPLIES TO ALL OF THE FUNDS.

         DISCUSSION. The Board of each Fund has nominated the 13 individuals identified below for election to each Fund's Board. Under Proposal No. 1, shareholders of each Fund are being asked to vote on these nominees. Pertinent information about each nominee is set forth in the listing below and in Exhibits B through E hereto. Each of the nominees has indicated a willingness to serve if elected. Except as to Natural Resources, all of the nominees are currently directors or trustees (collectively referred to as Directors); Ms. ______, Messrs. _______, _______, _______ are not currently
Directors of Natural Resources. All of the Directors have previously been elected by shareholders, except for Messrs. Fenster, McDonald, Odenath and Strangfeld. If elected, each nominee will hold office until the earlier to occur of (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with the Fund's retirement policy. Each Fund's retirement policy generally calls for the retirement of Directors or Trustees on December 31 of the year in which they reach the age of 75.

         Currently, each Board member who is not affiliated with the Manager, its Subadviser or Distributor (an Independent Board Member or Independent Directors, as applicable) is paid annual fees in the aggregate of [$______] for his or her service on the Board of each Fund. In addition, an Independent Board Member who serves on the Executive Committee is paid an annual fee of $8,000 and an Independent Board Member who chairs the Audit or Nominating Committee is paid an annual fee of $2,000 per committee. Board Members affiliated with PIFM, Prudential Securities Incorporated (Prudential Securities) or their affiliates will continue to receive no compensation from any Fund. Board Members will continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Board fees are reviewed periodically by each Fund's Board.

         The following table sets forth information relating to the compensation paid to Board Members (i) specifically by each Fund during the Fund's last fiscal year and (ii) in the aggregate for all Funds in the Prudential Mutual Fund Complex for the calendar year ended December 31, 1999:

                               COMPENSATION TABLE

                        AGGREGATE COMPENSATION FROM FUNDS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL 1999
                                                                                                                      COMPENSATION
                                                                                                                        PAID TO
                                                                                                                         BOARD
                                                                                                                        MEMBERS
                                                                                         TAX                           FROM FUNDS
BOARD MEMBERS AND            STOCK    INVESTMENT  NATURAL     SMALL             TAX     SMALL-  EMERGING  20/20        AND FUND
NOMINEES(1)                  INDEX    PORTFOLIOS  RESOURCES  COMPANY  SECTOR   EQUITY    CAP     GROWTH   FOCUS       COMPLEX (2)
------------------------------------------------------------------------------------------------------------------------------------
Beach, Edward D.*            $1,325   $3,225      $650       $425     $6,500   $1,550   $1,050  $1,850    $2,150   $$142,500 (43/70)
Fenster, Saul K.             $375     $1,117      $0         $0       $0       $150     $108    $192      $0       $35,000 (5/21)+
Gold, Delayne D.             $6,600   $12,575     $1,800     $1,825   $6,500   $1,550   $1,050  $1,850    $2,150   $144,500 (43/70)+
Gunia, Robert F.(1)          $0       $0          $0         $0       $0       $0       $0      $0        $0       $0
McCorkindale, Douglas H.(3)  $6,600   $12,575     $0         $1,825   $6,500   $1,550   $1,050  $1,850    $2,150   $80,000 (24/49)+
McDonald, Jr., W. Scott      $375     $1,117      $0         $0       $0       $150     $108    $192      $0       $35,000 (5/21)+
Mooney, Thomas T.(3)         $6,600   $12,575     $0         $1,825   $6,500   $1,550   $1,050  $1,850    $2,150   $129,500 (35/75)+
Munn, Stephen P.             $7,050   $13,575     $0         $1,925   $6,700   $1,650   $1,125  $2,025    $2,200   $62,250 (29/53)+
Odenath, Jr., David R. (1)   $0       $0          $0         $0       $0       $0       $0      $0        $0       $0
Redeker, Richard A.          $6,600   $12,575     $0         $1,825   $6,500   $1,550   $1,050  $1,850    $2,150   $95,000 (29/53)+
Smith, Robin B.(3)           $6,600   $12,575     $1,825     $1,825   $6,500   $1,550   $1,050  $1,850    $2,150   $96,000 (32/44)+
Strangfeld, John R. (1)      $0       $0          $0         $0       $0       $0       $0      $0        $0       $0
Weil, III, Louis A.          $6,600   $12,575     $0         $1,825   $6,500   $1,550   $1,050  $1,850    $2,150   $96,000 (29/53)+
Whitehead, Clay T.           $7,600   $14,500     $1,800     $2,100   $6,900   $1,800   $1,200  $2,100    $2,250   $77,000 (38/66)+

------------

*  Indicates Board Member who has since retired.
+ Indicates number of funds/portfolios in Fund Complex (including the Funds) to which aggregate compensation relates.
(1) Robert F. Gunia, David R. Odenath, Jr. and John R. Strangfeld, who are "interested" Board Members, do not receive compensation from the Funds or Fund Complex. All other Board Members listed above are deemed to be independent
Board Members.
(2) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.
(3) Total Compensation from all of the Funds in the Fund
Complex for the calendar year ended December 31, 1999, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $97,916 for Douglas H. McCorkindale, $135,102 for Thomas T. Mooney and $156,478 for Robin B. Smith.

         Board Members may elect to receive their fees pursuant to a deferred fee agreement with each Fund. Under the terms of the agreement, the Fund accrues daily the amount of the Board Member's fee in installments that accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of any Fund within the Fund Complex regardless of whether the Director serves on the Board of that Fund. Payment of the accrued interest also is deferred and accruals become payable at the option of the Board Member. A Fund's obligation to make payments of deferred Directors fees, together with interest thereon, is a general obligation of the Fund.

         The nominees for election as Board members, their ages and a description of their principal occupations are listed below. The business address of the Directors/Trustees and Officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077, Attention: Lesley L. Mann. Further information about the current Board Members is set forth in Exhibits B through E. A table indicating each Director's/Trustee's ownership of Fund Shares is attached as Exhibit C.

              Nominee
               (Age)                  Principal Occupation*
               -----                  ---------------------
Saul K. Fenster (67)                  President, New Jersey Institute of Technology; Commissioner of the
                                      Middle States Association, Commission on Higher Education;  Member
                                      of the New Jersey Commission on Science and Technology; formerly, director or trustee of the New Jersey State Chamber of Commerce,
                                      Society of Manufacturing Engineering Education Foundation, the
                                      Research and Development Council of New Jersey, Prosperity New
                                      Jersey, Inc., the Edison Partnership, National Action Council for
                                      Minorities in Engineering, and IDT Corporation.

Delayne D. Gold (63)                  Marketing and Management Consultant.

Robert F. Gunia** (53)                Executive Vice President and Chief Administrative Officer (since
                                      June 1999) of Prudential Investments; a business unit of Prudential;
                                      Executive Vice President and Treasurer (since December 1996) of
                                      PIFM; President (since April 1999) of PPIMS; former Corporate Vice
                                      President (September 1997-March 1999) of The Prudential Insurance
                                      Company of America (Prudential); Senior Vice President (March
                                      1987-May 1999) and former Chief Administrative Officer (July
                                      1989-September 1996) of Prudential Securities; Director (January
                                      1989-September 1996), Executive Vice President, Treasurer and Chief
                                      Financial Officer (June 1987-December 1996) of Prudential Mutual
                                      Fund Management, Inc.

Douglas H. McCorkindale  (61)         Chairman (since June 2000), and President (since September 1997) of
                                      Gannett Co. Inc. (publishing and media); President and Chief
                                      Executive Officer (since August 2000) of Central Newspapers, Inc.;
                                      formerly Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.;
                                      Director of Gannett Co. Inc., Global Crossing Ltd. And Continental
                                      Airlines, Inc.

-------------------------------
* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
** Is an "interested" Director or Trustee, as defined in the Investment Company Act, by reason of his affiliation with PIFM, Prudential Securities or Prudential.

W. Scott McDonald, Jr.  (63)          Vice President (since 1997), Kaludis Consulting Group, Inc. (a
                                      Sallie Mae company serving higher education);  Formerly principal
                                      (1993-1997), Scott McDonald & Associates, Chief Operating Officer
                                      (1991-1995), Fairleigh Dickinson University, Executive Vice
                                      President and Chief Operating Officer (1975-1991), Drew University,
                                      interim President (1988-1990), Drew University and founding director of School, College and University Underwriters Ltd.

Thomas T. Mooney  (58)                President of the Greater Rochester Metro Chamber of Commerce; former
                                      Rochester City Manager; former Deputy Monroe County Executive;
                                      Trustee of Center for Governmental Research, Inc.; Director of Blue
                                      Cross of Rochester, Monroe County Water Authority and Executive
                                      Service Corps of Rochester.

Stephen P. Munn  (58)                 Chairman, Director and President and former Chief Executive Officer,
                                      Carlisle Companies Incorporated (manufacturer of industrial products).

David R. Odenath, Jr. **(43)          Officer in Charge, President, Chief Executive Officer and Chief
                                      Operating Officer (since June 1999) of PIFM; Senior Vice President
                                      (since June 1999) of Prudential; formerly Senior Vice President
                                      (August 1993-May 1999) of PaineWebber Group, Inc.

Richard A. Redeker  (57)              Former employee of Prudential Investments (October 1996-December
                                      1998); prior thereto, President, Chief Executive Officer and
                                      Director (October 1993-September 1996) of Prudential Mutual Fund
                                      Management, Inc.; Executive Vice President, Director and Member of
                                      the Operating Committee (October 1993-September 1996) of Prudential
                                      Securities; Director (October 1993-September 1996) of Prudential
                                      Securities Group, Inc.; Executive Vice President, PIC (January
                                      1994-September 1996); Director (January 1994-September 1996) of
                                      Prudential Mutual Fund Distributors, Inc. and Prudential Mutual Fund
                                      Services, Inc.

Robin B. Smith  (61)                  Chairman and Chief Executive Officer (since August 1996), formerly
                                      President and Chief Executive Officer (January 1988-August 1996) and
                                      President and Chief Operating Officer (January 1988-August 1996) of
                                      Publishers Clearing House; Director of BellSouth Corporation, Texaco
                                      Inc., Spring Industries Inc. and Kmart Corporation.

John R. Strangfeld **(47)             Chief Executive Officer of Prudential Securities (since October
                                      2000), Executive Vice President (since February 1998),
                                      Prudential Insurance Company of America; Chief Executive Officer,
                                      Chairman, President and Director (since January 1999) of
                                      The Prudential Investment Corporation, Chairman (since August 1989)
                                      of Pricoa Capital Group; various positions to Chief Executive
                                      Officer (November 1994-December 1998), Private Asset Management
                                      Group of Prudential.


                                       8

Louis A. Weil, III  (59)              Former Chairman (January 1999-July 2000), President and Chief
                                      Executive Officer (January 1996-July 2000) and Director (since
                                      September 1991) of Central Newspapers, Inc.; former Chairman of the
                                      Board (January 1996-July 2000), Publisher and Chief Executive
                                      Officer (August 1991-December 1995) of Phoenix Newspapers, Inc.

Clay T. Whitehead  (62)               President of National Exchange Inc. (new business development firm).

         Each Fund has a Nominating Committee and an Audit Committee, the members of which are the independent Board Members. Among other things, the Audit Committee has the following responsibilities:

- Advising the Board with respect to the selection, retention or termination, as appropriate, of the independent public accountants for the Fund.

- Reviewing the independent public accountants' compensation and the proposed terms of their engagement.

-  Monitoring the independence of the independent public accountants.

-  Reviewing annual financial statements.

         The Nominating Committee makes recommendations to the Board with respect to candidates for election as Board Members. The Nominating Committee does not consider nominees recommended by shareholders to fill vacancies on the Board.

         The activities of the Nominating Committee also include:

- Reviewing the independence of Independent Directors then serving on the Board.

- Recommending to the Board the Independent Directors to be selected for membership on the various Board Committees.

- Reviewing and making recommendations to the Board of Directors concerning Director compensation and expenses, including:

         -annual Director fees

         -supplemental compensation for Committee service

         -supplemental compensation for serving as a Committee Chair

         -Board or Committee meeting attendance fees

         -expense reimbursement

         Information about the number of Board and Committee meetings held during the most recent fiscal year for each Fund is included in Exhibit D. Information concerning Fund officers is set forth in Exhibit E.

         REQUIRED VOTE.

         The nominees receiving the affirmative vote of a majority [list applicable funds] or a plurality [list applicable funds] of the votes cast will be elected, provided a quorum is present.

         EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

         TO APPROVE NEW SUBADVISORY AGREEMENTS BETWEEN PIFM AND JENNISON


                                 PROPOSAL NO. 2

THIS PROPOSAL APPLIES TO THE FOLLOWING FUNDS:

         20/20 FOCUS
         EMERGING GROWTH
         FINANCIAL SERVICES
         NATURAL RESOURCES
         SMALL COMPANY
         TECHNOLOGY
         UTILITY

BACKGROUND
The Boards of each of the Funds listed above including the Independent Directors, has approved, and recommends that the shareholders of each Fund approve, the adoption of a subadvisory agreement between PIFM and Jennison. Subadvisory services for your Funds have historically been performed by PIC, except that approximately half of 20/20 Focus Fund's portfolio historically was subadvised by Jennison. PIFM, Jennison and PIC are all indirect subsidiaries of Prudential.

Due to a broad restructuring of equity investment management within Prudential, including the transfer of investment advisory duties for equity management from PIC to Jennison, each Fund's shareholders are being asked to approve a new subadvisory agreement between PIFM and Jennison. This transition is occurring incrementally and we anticipate that the majority of the equity funds currently subadvised by PIC will be subadvised by Jennison on or before December 31, 2000. Most of the portfolio managers that have served the Funds while being subadvised by PIC are moving to Jennison and will continue to serve as the Funds' portfolio managers.

The combining of substantially all subadvisory duties for equity management into Jennison is intended to provide your Funds with the investment capabilities available from Jennison. More information about Jennison's history and its management team appears on pages __ and ____ of this proxy statement.

Completion of the transition of subadvisory services from PIC to Jennison may constitute an "assignment" as that term is defined in the 1940 Act, of the current subadvisory agreements between PIC and PIFM. As required by the 1940 Act, the subadvisory agreements with PIC provide for their automatic termination in the event of an assignment. Therefore, shareholders will need to approve the proposed new subadvisory agreements between PIFM and Jennison in order for Jennison to continue to provide subadvisory services to the Funds. A copy of the new form of subadvisory agreement for each Fund is attached as Exhibit F. THE NEW SUBADVISORY AGREEMENT FOR EACH FUND OTHER THAN 20/20 FOCUS IS THE SAME IN EVERY MATERIAL RESPECT AS THE FUND'S SUBADVISORY AGREEMENT WITH PIC, except as to the date of the agreement and the identity of the Subadviser (Jennison rather than PIC) and, as to 20/20 Focus, Jennison will provide subadvisory services for the entire portfolio.

Pending shareholder approval of these new subadvisory agreements, each Fund's Board approved an interim subadvisory agreement between PIFM and Jennison. During the period from the date that portfolio management moved from PIC to Jennison, until shareholders approve a new investment advisory agreement with Jennison, PIFM is placing into an escrow account fees for subadvisory services that Jennison is performing for each Fund. The rate of the subadvisory fees being placed in escrow is the same as the fees PIC received for acting as subadvisor to the Funds. Each Fund's subadvisory fees will be retained in escrow and will not be paid to Jennison, unless and until that Fund's shareholders approve the new investment advisory agreement.

Because the move from PIC to Jennison is being made pursuant to a corporate restructuring within Prudential and most of the portfolio managers will remain the same, the transition to Jennison should not result in any changes in the day-to-day operations of your Fund or the investment process used in managing your Fund. In addition, the transition will not cause any change to your Fund's investment objective or investment restrictions and policies (except as shareholders may approve, as discussed in Proposals 5(a) through 5(h) of this proxy statement).

CURRENT SUBADVISORY AGREEMENTS WITH PIC
PIFM has entered into a subadvisory agreement with PIC for each of the Funds. Each subadvisory agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection with those services, PIC is obligated to keep certain books and records of the Fund. Pursuant to PIFM's Management Agreement with each Fund, PIFM continues to have responsibility for all investment advisory services.

Each Fund's subadvisory agreement provides that PIC will not be liable for any error of judgment or for any loss suffered by the Fund in connection with matters to which the subadvisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Each subadvisory agreement also provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement between the Fund and PIFM. Each subadvisory agreement may be terminated by the Fund, PIFM or PIC on not more than 60 days', nor less than 30 days' written notice.

The chart below lists the compensation paid to PIC by PIFM under its subadvisory agreements for the subadvisory services performed for each Fund, as well as the date of each subadvisory agreement with PIC, and the date on which each agreement was last submitted to shareholders for approval.

---------------------------------------------------------------------------------------------------------------------
FUND                                              SUBADVISORY       DATE SUBADVISORY    FEE PAID TO PIC
                                                  AGREEMENT         AGREEMENT           (% OF AVERAGE DAILY NET
                                                  DATE(1)           SUBMITTED TO        ASSETS)(2)
                                                                    SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
20/20 Focus (Value Sleeve)                        04-27-98          04-27-98            0.375%
---------------------------------------------------------------------------------------------------------------------
Emerging Growth                                   10-12-96                              0.300%
---------------------------------------------------------------------------------------------------------------------
Financial Services (Strategically-Managed Sleeve) 05-17-99          05-18-99            0.375%
---------------------------------------------------------------------------------------------------------------------
Natural Resources                                 09-18-87          02-19-88            0.375%
---------------------------------------------------------------------------------------------------------------------
Small Company                                     01-31-89                              0.455%
---------------------------------------------------------------------------------------------------------------------
Technology (Strategically-Managed Sleeve)         05-17-99          05-18-99            0.375%
---------------------------------------------------------------------------------------------------------------------
Utility Fund                                      05-02-88          04-25-88            0.375% to $250 mil.
                                                                                        0.238% to next $500 mil.
                                                                                        0.203% next $750 mil.
                                                                                        0.170% to next $500 mil.
                                                                                        0.140% next $2 bil.
                                                                                        0.122% next $2 bil.
                                                                                        0.105% over $6 bil.
---------------------------------------------------------------------------------------------------------------------

-------------------------------
(1) Each subadvisory agreement between PIFM and the Funds was amended effective January 1, 2000 to provide for the payment of compensation by PIFM to PIC based on, in the case of 20/20 Focus Fund, a percentage of the average daily net assets of the portion of the Fund managed by PIC, and for every other Fund, a percentage of the average daily net assets of the Fund. The percentage rate applicable to each Fund is set forth in the last column of this table.

(2) Prior to January 1, 2000, PIFM reimbursed PIC for its reasonable costs and expenses incurred in performing advisory services on behalf of the Funds.

The chart below sets forth the total fees received by PIC from PIFM for subadvisory services performed by PIC for each Fund during the last fiscal year for each Fund:

-------------------------------------------------------------------------------------------------------------
FUND                                                          FISCAL       FEE PAID TO       FEE RECEIVED
                                                              YEAR         PIFM              BY PIC FROM
                                                              ENDED                          PIFM(3)
-------------------------------------------------------------------------------------------------------------
20/20 Focus (Value Sleeve)                                    01-31-00     $7,071,654        $153,706
-------------------------------------------------------------------------------------------------------------
Emerging Growth                                               10-31-00     $1,202,452
-------------------------------------------------------------------------------------------------------------
Financial Services (Strategically-Managed Sleeve)             11-30-99     $302,913
-------------------------------------------------------------------------------------------------------------
Natural Resources                                             05-31-00     $575,291          $117,520
-------------------------------------------------------------------------------------------------------------
Small Company                                                 09-30-00     $6,749,959        $1,940,652
-------------------------------------------------------------------------------------------------------------
Technology (Strategically-Managed Sleeve)                     11-30-99     $631,240
-------------------------------------------------------------------------------------------------------------
Utility                                                       11-30-99     $16,318,008
-------------------------------------------------------------------------------------------------------------


The chart below lists the equity mutual funds with capital appreciation as their investment objective that are currently advised by Jennison, the size of each fund, and the rate of compensation received by Jennison for the investment advisory services it provides for each fund:

-------------------------------------------------------------------------------------------------------------
FUND                                                           FUND NET           FEE PAID TO JENNISON (%
                                                               ASSETS AS OF       OF AVERAGE DAILY NET
                                                               9/30/00            ASSETS)
-------------------------------------------------------------------------------------------------------------
20/20 Focus (Growth Sleeve)                                    $1,202,773,879     0.300% to $300 mil
                                                                                  0.250% over $300 mil
-------------------------------------------------------------------------------------------------------------
Equity Opportunity                                             $205,105,648       0.300% to $300 mil
                                                                                  0.250% over $300 mil
-------------------------------------------------------------------------------------------------------------
Growth                                                         $7,216,723         0.300% to $300 mil
                                                                                  0.250% over $300 mil
-------------------------------------------------------------------------------------------------------------
Health Sciences (Strategically Managed Sleeve)                 $418,977,303       0.300% to $300 mil
                                                                                  0.250% over $300 mil
-------------------------------------------------------------------------------------------------------------
Diversified Conservative Growth (Growth Sleeve)                $74,814,266        0.300% to $300 mil
                                                                                  0.250% over $300 mil
-------------------------------------------------------------------------------------------------------------
Diversified Moderate Growth (Growth Sleeve)                    $191,302,761       0.300% to $300 mil
                                                                                  0.250% over $300 mil
-------------------------------------------------------------------------------------------------------------
Diversified High Growth (Growth Sleeve)                        $158,801,149       0.300% to $300 mil
                                                                                  0.250% over $300 mil
-------------------------------------------------------------------------------------------------------------
Strategic Partners Focused Growth (Jennison Sleeve)            $398,283,859       0.300% to $300 mil
                                                                                  0.250% over $300 mil
-------------------------------------------------------------------------------------------------------------
Jennison International Growth                                  $314,703,024       0.600% to $300 mil
                                                                                  0.500% next $1.2 bil
                                                                                  0.450% over $1.5 bil
-------------------------------------------------------------------------------------------------------------

----------------------------
(3) Prior to January 1, 2000 PIFM reimbursed PIC for its reasonable costs and expenses incurred in performing advisory services on behalf of the Funds. Each subadvisory agreement between PIFM and the Funds was amended effective January 1, 2000 to provide for the payment of compensation by PIFM based on a percentage of the average daily net assets of each Fund. The percentage rate applicable to each Fund is set forth in the table on page ____ for Funds with fiscal years ending after January 1, 2000, the dollar amount shown in the column titled "Fee Received by PIC from PIFM" is the cumulative fees paid by PIFM to PIC from January 1, 2000 through the fiscal year end of the indicated Fund.

THE PROPOSED NEW SUBADVISORY AGREEMENT WITH JENNISON
Jennison, located at 466 Lexington Avenue, New York, NY 10017, is a wholly-owned subsidiary of PIC. PIC is a wholly-owned subsidiary of Prudential Asset Management Holding Company (PAMHCo), which is a wholly-owned subsidiary of Prudential. The address for PIC and PAMHCo is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. Jennison has provided investment advisory services to registered investment companies since 1990.

Under the proposed subadvisory agreements, Jennison would provide investment advisory services to each Fund pursuant to an agreement with PIFM. The agreements between PIFM and Jennison will be identical in all material respects (other than as indicated on page __) to the current agreements between PIFM and PIC. This means that Jennison will be subject to the same terms and conditions as are applicable to PIC under its agreements with PIFM.

The table below lists the name and principal occupation of the principal executive officers and each director of Jennison. The address of each person is 466 Lexington Avenue, New York, NY 10017.

MICHAEL A. DEL BALSO - Director since 1998, Executive Vice President, Jennison Associates LLC since 1998; prior to 1998, various positions to Senior Vice President, Jennison Associates Capital Corp.

MARY-JANE FLAHERTY - Director since 2000. Managing Director, Strategic Initiatives, The Prudential Investment Corporation since December 1998; prior to December 1998 various positions to Chief Financial Officer, The Prudential Investment Corporation and various positions to Vice President, The Prudential Insurance Company of America.

JOHN H. HOBBS - Chairman since 1998. Chief Executive Officer,
Jennison since 1998; prior to 1998, various positions to Chairman and Chief Executive Officer, Jennison Associates Capital Corp.

KAREN E. KOHLER - Director since 1998. Executive Vice President, Jennison since 2000. Treasurer, Jennison since 1999. Chief Compliance Officer and Director, Jennison since 1998; prior to 1998, various positions to Senior Vice President, Chief Compliance Officer, Jennison Associates Capital Corp.

KATHLEEN A. MCCARRAGHER - Director since 1998. Executive Vice President, Jennison since 1998. 1992-1998, Managing Director, Weis, Peck & Greer LLC.

SPIROS SEGALAS - Director since 1998. President and Chief Investment Officer, Jennison Associates LLC since 1998. Prior to 1998, various positions to President and Chief Investment Officer, Jennison Associates Capital Corp.

PHILIP N. RUSSO - Director since 2000. Vice President and Director, the Prudential Investment Corporation since 1999; Vice President, Prudential Insurance Company of America since 1997; prior to 1997, Managing Director, Bankers Trust Company.

VICTOR SIM - Director since 2000. Vice President, Prudential Insurance Company of America since 1997.

JOHN R. STRANGFELD - Director since 2000. For additional information, see biography under Proposal No. 1.

KEVEN C. UEBELEIN - Director since 2000. Senior Managing Director, Mergers & Acquisitions, The Prudential Investment Corporation, since 2000; prior to 2000, various positions to Managing Director, New Products, Private Asset Management Group, Prudential Insurance Company of America.

BERNARD B. WINOGRAD - Director since 2000. Chief Executive Officer, Prudential Real Estate Investors, since December 1986; Senior Vice President and Director, The Prudential Investment Corporation, since December 1996; prior to December 1996, The Taubman Company LLC.

The chart below lists for each Fund, as of the most recently completed fiscal year, the aggregate amount of commissions paid to Prudential Securities and the percentage of each Fund's aggregate brokerage commissions paid to Prudential Securities.

--------------------------------------------------------------------------------------------------------------------
FUND                                                              FISCAL YEAR      AGGREGATE AMOUNT OF COMMISSIONS
                                                                  ENDED            PAID (% OF AGGREGATE BROKERAGE
                                                                                   COMMISSIONS)
--------------------------------------------------------------------------------------------------------------------
20/20 Focus                                                       01-31-00         $23,198 (1.21%)
--------------------------------------------------------------------------------------------------------------------
Emerging Growth                                                   10-31-99         $35,000 (1.20%)
--------------------------------------------------------------------------------------------------------------------
Financial Services                                                11-31-99         $0
--------------------------------------------------------------------------------------------------------------------
Natural Resources                                                 05-31-00         $1,824 (1.43%)
--------------------------------------------------------------------------------------------------------------------
Small Company                                                     09-30-00         $12,515 (0.47%)
--------------------------------------------------------------------------------------------------------------------
Technology                                                        01-31-00         $2,862 (2.0%)
--------------------------------------------------------------------------------------------------------------------
Utility                                                           11-31-99         $107,745 (3.11%)
--------------------------------------------------------------------------------------------------------------------


RELATIONSHIP TO PROPOSALS NO. 3 AND 4
As part of the overall restructuring of the management of each Fund, Proposals No. 3 and 4 request shareholder approval (1) to permit the Manager to enter into or make material changes to subadvisory agreements, and (2) to amend the management contracts between PIFM and each Fund. In brief, Proposal No. 3, if adopted, would permit PIFM, upon Board approval, to retain new subadvisers or to materially alter its contracts with existing subadvisers without first obtaining shareholder approval. Proposal No. 4, if adopted, would permit PIFM, again with Board approval, to allocate the assets of each Fund among both affiliated and unaffiliated subadvisers under a "Manager-of-Managers" structure. Please refer to the explanations accompanying Proposals No. 3 and 4 for more information on each of these Proposals.

Although shareholder approval is also being requested for Proposals No. 3 and 4, THE ADOPTION OF PROPOSAL NO. 2 IS NOT CONTINGENT ON SHAREHOLDER
APPROVAL OF EITHER PROPOSAL NO. 3 OR PROPOSAL NO. 4. This means that if shareholders do not approve either Proposal No. 3 or Proposal No. 4, but do vote "For" Proposal No. 2, PIFM will implement the new subadvisory agreements with Jennison,. If Proposal No. 2 is not approved, Jennison will receive the lesser of the subadvisory fees paid into escrow under the interim subadvisory agreements or the costs incurred by Jennison, plus interest.

MATTERS CONSIDERED BY THE BOARDS

The proposal to present the proposed new subadvisory agreements with Jennison was approved by the Boards of each Fund, including all of the Independent Directors, on August 22, 2000. The Board received materials relating to the proposed agreements in advance of the meeting at which the proposed subadvisory agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Boards considered that the fees to be paid to Jennison by PIFM are the same as the existing fee arrangement with PIC, and that the fee paid by the Funds would not increase. The Boards also considered that it is appropriate to enter into new subadvisory agreements for these Funds in light of the transition of the majority of equity management from PIC to Jennison.

REQUIRED VOTE

A Fund's approval of Proposal No. 2 requires approval by a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of a Fund's outstanding voting securities is the lesser of (i) 67% of the Fund's outstanding voting shares represented at a meeting at which more than 50% of the Fund's outstanding voting shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting shares. If Proposal No. 2 is approved by the shareholders of a particular Fund, Proposal No. 2 will be effective for that Fund as described above, notwithstanding that another Fund does not approve Proposal No. 2.

EACH BOARD, INCLUDING ITS INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2.

  TO APPROVE A PROPOSAL TO PERMIT THE MANAGER TO ENTER INTO, OR MAKE MATERIAL
                       CHANGES TO, SUBADVISORY AGREEMENTS

                                 PROPOSAL NO. 3

THIS PROPOSAL APPLIES TO ALL OF THE FUNDS.

         The Board of each Fund has approved, and recommends that shareholders approve, Proposal No. 3, which would permit PIFM to enter into subadvisory agreements with new subadvisers to the Fund, or make material amendments to subadvisory agreements with existing subadvisers to the Fund, without obtaining shareholder approval. THIS IS CALLED A "MANAGER-OF-MANAGERS" STRUCTURE AND, IN THE FUTURE, MAY BE USED TO MANAGE EACH FUND. THIS NEW STRUCTURE WOULD NOT CHANGE THE TOTAL ADVISORY FEES CHARGED TO A FUND. Information concerning each Fund's current management arrangements, including a description of the Fund's current subadvisory agreements, is contained in Proposal No. 2. If shareholders approve Proposal No. 3 so that shareholder approval of new or amended subadvisory agreements is no longer required, the Directors of a Fund, including a majority of the Independent Directors, must continue to approve these agreements in order for them to take effect. On August 22, 2000, the Board of each Fund, including the Independent Directors, discussed and approved Proposal No. 3 at an in-person meeting.

         Proposal No. 3 is being submitted to shareholders pursuant to the requirements of an exemptive order obtained from the SEC in September 1996 (the Original Order). The Original Order grants relief to The Target Portfolio Trust for which PIFM acts as manager-of-managers, and other Prudential Mutual Funds from certain provisions of the 1940 Act and certain rules thereunder. Specifically, the Original Order permits PIFM to enter into or amend a subadvisory agreement with a subadviser that is not otherwise an affiliated person (as defined in the 1940 Act) of PIFM. Among other things, the Original Order permits PIFM to enter into a new subadvisory agreement that is necessitated due to an "assignment" (as defined in the 1940 Act), an amendment to a subadvisory agreement, or a new subadvisory agreement substituting a new subadviser for an old subadviser. The Funds are seeking confirmation from the staff of the Division of Investment Management of the SEC (the Staff) that the Original Order applies to the Funds as well as to The Target Portfolio Trust and other Prudential Mutual Funds.

         In addition, the Funds currently intend to seek an order (the Proposed Order) from the SEC permitting PIFM, with Board approval, and without further shareholder approval, to (1) hire one or more new AFFILIATED subadvisers and (2) amend existing agreements with affiliated subadvisers. In their request for relief, the Funds may also ask the SEC to amend the Original Order to permit the replacement of an unaffiliated subadviser with an affiliated subadviser and to replace an affiliated adviser with a different affiliated adviser, all with prior Board approval. Proposal No. 3 seeks your approval to extend the Manager-of-Managers structure to affiliated subadvisers if and when we obtain such an order from the SEC.

WHY SHAREHOLDER APPROVAL IS BEING SOUGHT

         Section 15 of the 1940 Act makes it unlawful for any person to act as investment adviser to an investment company, except pursuant to a written contract that has been approved by shareholders. For purposes of Section 15, the term "investment adviser" includes any subadviser to an investment company.
Section 15 also requires that an investment advisory agreement provide that it will terminate automatically upon its assignment.

         In conformity with Section 15 of the 1940 Act, a Fund currently would obtain shareholder approval of subadvisory agreements in the following situations:

         - (1) the employment by an existing Fund of a new subadviser to replace an existing subadviser; (2) the allocation of a portion of assets of a Fund to an additional subadviser and the reallocation of portfolio assets among existing subadvisers;

         -    a material change in the terms of a subadvisory agreement; and

         - the continued employment of an existing subadviser on the same terms if there has been or is expected to be an assignment of a subadvisory agreement as a result of a change of control of the subadviser.

         The 1940 Act does not require shareholder approval for the termination of a subadvisory agreement if such termination is approved by a Fund's Board, including its Independent Directors, although shareholders of the Fund may terminate a subadvisory agreement at any time by a vote of a majority of its outstanding shares, as defined in the Act.

DISCUSSION

         Under the "Manager-of-Managers" structure, each Fund would continue to employ PIFM, subject to the supervision of the Board, to manage or provide for the management of each Fund. PIFM would select one or more subadvisers to invest the assets of each Fund, subject to the review and approval of the Board. (Currently, the selection of one or more subadvisers is subject to the approval of the Fund's shareholders.) PIFM would review each subadviser's performance on an ongoing basis. PIFM would be responsible for communicating performance expectations and evaluations to subadvisers and for recommending to the Board whether a subadviser's contract should be renewed, modified or terminated. PIFM would continue to pay an advisory fee to each subadviser from the management fee. Each Board believes that requiring a Fund's shareholders to approve changes in advisers and subadvisory agreements (including continuation of subadvisory agreements that have terminated by virtue of an assignment) not only results in unnecessary administrative expenses to the Fund, but also may cause delays in executing changes that PIFM and the Board have determined are necessary or desirable. Each Board believes that these expenses, and the possibility of delays, may result in shareholders receiving less satisfactory service than would be the case if Proposal No. 3 is implemented.

         The kind of changes to subadvisory arrangements that could be effected without further shareholder approval if Proposal No. 3 is approved include: (1) reallocating Fund assets among existing subadvisers; (2) allocating a portion of a Fund's assets to one or more additional subadvisers; (3) continuing a subadvisory agreement where a change in control of the subadviser automatically otherwise causes that agreement to terminate; and (4) replacing an existing subadviser with a new subadviser when PIFM and the Board determine that the new subadviser's investment philosophy and style, past performance, security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communication are more consistent with the best interests of the Fund and its shareholders. Each Board believes that PIFM can effect the types of advisory changes described above more efficiently, without sacrificing the quality of service to shareholders, if the Funds were permitted to operate in the manner described in Proposal No. 3. Each Board further believes that these gains in efficiency would ultimately benefit each Fund and each of its shareholders.

         PIFM is currently in the process of evaluating the management arrangements for the Funds to determine which Funds would benefit from implementing a Manager-of-Managers structure in place of the more traditional investment advisory structure currently in effect. Although this process has not yet been completed, to ensure maximum flexibility while seeking to minimize costs through the use of joint proxy statements, shareholders of each Fund are being asked to approve the operation of their Fund in a Manager-of-Managers structure. Although a Manager-of-Managers structure will be put into place for each Fund whose shareholders approve Proposal No. 3, the Fund will not employ new subadvisers pursuant to this structure unless and until PIFM and the Board determine that a change in subadvisory arrangements is appropriate. In making these determinations as to a Fund, PIFM intends to evaluate rigorously both affiliated subadvisers and unaffiliated subadvisers according to objective and disciplined standards.

         Following shareholder approval of Proposal No. 3 and Proposals No. 2 and 4, PIFM will continue to be each Fund's investment manager and Jennison, the Prudential subsidiary primarily responsible for day-to-day management of Prudential's equity funds, will continue to serve as subadviser for the Funds. (Proposals Nos. __ and __ provide more information about PIFM and Jennison, respectively.) Initially 100% of each equity Fund's assets will be subadvised by Jennison (or PIC, in the case of Active Balanced, Tax Equity, Tax Small-Cap and

Stock Index Funds), except that the day to day management of Health Sciences Fund's portfolio is divided between PIC and Jennison. PIFM does not currently intend to recommend that any additional subadvisers be added, in light of Jennison's strong performance record and other relevant factors. Each Board and PIFM, under the Board's supervision, will continue to monitor the nature and quality of Jennison's services and may, in the future, recommend additional subadvisers or the re-allocation of assets among Jennison and other subadvisers. If one or more subadvisers are added to a Fund, PIFM will be responsible for determining the allocation of assets among the subadvisers and will have the flexibility to increase the allocation to any one subadviser to as much as 100% and decrease the allocation to any one subadviser to as little as 0%. The Manager-of-Managers structure that each Board is asking shareholders to approve will give the Boards and PIFM the flexibility to appoint additional subadvisers without shareholder approval, but it is possible that no new subadvisers will be added.

         If Proposal No. 3 is approved by a Fund's shareholders those shareholders no longer would be entitled to approve the selection of a new subadviser or a material amendment to an existing subadvisory agreement. Instead, shareholders, within 90 days of the change, would receive an information statement containing substantially all of the information about the subadviser and the subadvisory agreement that would otherwise be contained in a proxy statement. The information statement would include disclosure as to the level of fees to be paid to PIFM and each subadviser and would disclose subadviser changes or changes in subadvisory agreements.

         Each Board and PIFM have concluded that, through the information statement and adherence to the conditions outlined below, shareholders of each Fund will receive adequate disclosure about any new subadvisers or material amendments to subadvisory agreements. Whether or not Proposal No. 3 is approved, amendments to the Management Agreement between PIFM and each Fund would remain subject to the shareholder Board approval requirements of
Section 15 of the 1940 Act and related proxy disclosure requirements. Moreover, although PIFM and the Board already generally may change the fees payable to a subadviser without shareholder approval, PIFM and the Board could not increase the rate of the management fees payable by a Fund to PIFM or cause the Fund to pay subadvisory fees directly to a subadviser without first obtaining shareholder approval.

         For these reasons, each Board believes that approval of Proposal No. 3 to permit PIFM and the Boards to enter into new subadvisory agreements or make material changes to existing subadvisory agreements without shareholder approval is in the best interests of the shareholders of the Funds.

CONDITIONS

         If the Staff confirms that the Original Order applies to the Funds, the Original Order would grant relief from Section 15(a) of the 1940 Act and certain rules thereunder in order for the Funds to operate in the manner described in Proposal 3, subject to certain conditions, including approval of Proposal No. 3 by shareholders of each Fund seeking to rely on the Original Order. A Fund will not rely on the Original Order until all of the conditions set forth below have been met.

         As stated above, the Funds and PIFM intend to seek the Proposed Order, which would expand the relief obtained under the Original Order to certain situations involving affiliates of PIFM. There can be no assurance that the SEC will issue the Proposed Order or that the SEC will not impose additional conditions on the Funds.

         The following are the conditions for relief under the Original Order.

         1. PIFM will provide general management and administrative services to a Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (a) set the Fund's overall investment strategies;
(b) select subadvisers; (c) monitor and evaluate the performance of subadvisers;
(d) allocate and, when appropriate, reallocate the Fund's assets among its subadvisers in those cases where the Fund has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions.

         2. Before a Fund may operate in the manner described in Proposal No. 3, the Proposal must be approved by a majority of its outstanding voting securities, as defined in the 1940 Act or, in the case of a new series of a Fund whose public shareholders purchased shares on the basis of a prospectus containing the disclosure contemplated by condition 4 below, by the sole shareholder before the offering of shares of such series to the public. Approval of Proposal No. 3 would satisfy this condition.

         3. A Fund will furnish to shareholders all of the information about a new subadviser or subadvisory agreement that would be included in a proxy statement. This information will include any change in the disclosure caused by the addition of a new subadviser or any material changes in a subadvisory agreement. The Funds will meet this condition by providing shareholders with an information statement complying with certain provisions of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, the information statement will be provided to shareholders of a Fund within a maximum of 90 days after the addition of the new subadviser or, the implementation of any change in a subadvisory agreement.

         4. A Fund will disclose in its prospectus the existence, substance and effect of the Original Order.

         5. No Director or officer of a Fund or director or officer of PIFM will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Director or officer) any interest in any subadviser except for (a) ownership of interests in PIFM or any entity that controls, is controlled by or is under common control with PIFM, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

         6. PIFM will not enter into a subadvisory agreement with any subadviser that is an "affiliated person" (as defined in the 1940 Act) of a Fund or PIFM other than by reason of serving as a subadviser to the Fund (an Affiliated Subadviser) without such agreement, including the compensation payable thereunder, being approved by the shareholders of the Fund.

         7. At all times, a majority of the members of the Board of a Fund will be persons each of whom is an Independent Director of the Fund and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors.

         8. When a subadviser change is proposed for a Fund with an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PIFM or the Affiliated Subadviser derives an inappropriate advantage.

         If the Proposed Order is granted, the condition described in item 6 above would be eliminated.

MATTERS CONSIDERED BY EACH BOARD

         At a Board meeting held on August 22, 2000, each Board, including all of the Independent Directors, approved the submission to shareholders of Proposal No. 3 regarding the Manager-of-Managers structure. Prior to the meeting each Director received materials discussing this type of management structure. At the meeting, each Director attended a comprehensive presentation on the proposed structure and had the opportunity to ask questions and request further information in connection with such consideration. Management representatives presented an update on Proposal No. 3 to the Directors during a telephone meeting held on September 21, 2000. Each Board considered that the management fee payable to PIFM would not change as a result of adopting a Manager-of-Managers structure and that the new structure would provide the potential for PIFM to hire subadvisers and amend subadvisory agreements more efficiently and with less expense. Each Board also considered that PIFM had substantial experience in evaluating investment advisers and that PIFM would bring that experience to the task of evaluating the current subadviser for a Fund and any potential new subadviser. Each Board took into account the fact that, currently, the Board or PIFM could not, without the prior approval of the Board, including a majority of the Independent Directors: (1) appoint a new subadviser, (2) change the allocation of portfolio assets among subadvisers, or (3) make material amendments to existing subadvisory agreements.

REQUIRED VOTE

         Approval of this Proposal as to a Fund requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.

EACH BOARD, INCLUDING ITS INDEPENDENT MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3.

     TO PERMIT AN AMENDMENT TO THE MANAGEMENT CONTRACT TO ALLOCATE A FUND'S
             ASSETS AMONG AFFILIATED AND UNAFFILIATED SUBADVISERS.

                                 PROPOSAL NO. 4

THIS PROPOSAL APPLIES TO ALL OF THE FUNDS.

         The Board of each of the Funds, including all of the Independent Directors, has approved, and recommends that shareholders of the Funds approve, a proposal to amend the management agreement between each Fund and PIFM (the Amended Agreements). Because the material features of each Amended Agreement are substantially similar to each other, we have attached as Exhibit G to this proxy statement a form of the Amended Agreements applicable to all the Funds. If approved at the Meeting, the Amended Agreements will supersede the existing Management Agreements (the Existing Agreements) between each Fund and PIFM.

         The Amended Agreements are substantially similar to the Existing Agreements. THE ADVISORY FEES PAYABLE BY EACH FUND WILL NOT CHANGE. The primary difference is that the Amended Agreements would permit PIFM, with Board approval, to allocate and reallocate a Fund's portfolio assets among subadvisers from 0% to 100%.

         If a Fund's shareholders approve this Proposal, the relevant Existing Agreement would be amended to provide that PIFM may reallocate Fund assets upon Board approval only and without further shareholder approval. This would mean, for example, that a Fund that has allocated 50% of its assets to subadviser #1 and 50% to subadviser #2 would be able to change the allocation to 75% of assets to subadviser #1 and 25% to subadviser #2 without seeking shareholder approval.

         Reallocations may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because each subadviser selects portfolio securities independently, it is possible that a security held by one portfolio segment of a Fund may also be held by the other portfolio segment of that Fund or that the two subadvisers may simultaneously favor the same industry. PIFM will monitor each Fund's overall portfolio to ensure that any such overlaps do not create an unintended industry concentration or result in a diversified Fund's reclassification as a non-diversified Fund. In addition, if one subadviser of a Fund buys a security at the same time that another Fund subadviser sells it, the net position of the Fund in the security may be approximately the same as it would have been with an undivided portfolio and no such sale and purchase had occurred, but the Fund will have incurred additional costs. PIFM will consider these costs in determining the allocation of assets. PIFM will consider the timing of reallocation based upon the best interests of a Fund and its shareholders. To maintain a Fund's federal income tax status as a regulated investment company, PIFM also may have to sell securities on a periodic basis and the Fund could realize capital gains that would not have otherwise occurred.

         Below we provide additional information about the Amended Agreements and the Existing Agreements.

EXISTING AGREEMENTS

    The Funds are currently managed under Existing Agreements with PIFM, dated as shown in the following table.
   The material features of each Existing Agreement are similar to those of the Amended Agreements except with respect to the provisions relating to the Manager-of-Managers structure. The following table also shows the date that each Fund's Existing Agreement was most recently renewed by its Board and the date that each Existing Agreement was last approved by a vote of the Fund's shareholders.

----------------------------------------------------------------------------------------------------------
                        FUND                          DATE OF CONTRACT     DATE MOST RECENTLY SUBMITTED
                                                         WITH PIFM           FOR SHAREHOLDER APPROVAL
----------------------------------------------------------------------------------------------------------
20/20 Focus
----------------------------------------------------------------------------------------------------------
Active Balanced
----------------------------------------------------------------------------------------------------------
Emerging Growth
----------------------------------------------------------------------------------------------------------
Equity Opportunity
----------------------------------------------------------------------------------------------------------
Financial Services
----------------------------------------------------------------------------------------------------------
Growth
----------------------------------------------------------------------------------------------------------
Health Sciences
----------------------------------------------------------------------------------------------------------
Natural Resources
----------------------------------------------------------------------------------------------------------
Small Company
----------------------------------------------------------------------------------------------------------
Stock Index
----------------------------------------------------------------------------------------------------------
Tax Equity
----------------------------------------------------------------------------------------------------------
Tax Small-Cap
----------------------------------------------------------------------------------------------------------
Technology
----------------------------------------------------------------------------------------------------------
Utility
----------------------------------------------------------------------------------------------------------

         PIFM serves as manager to the Funds and to almost all of the other investment companies that comprise the Prudential Mutual Funds As of September 30, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $_____ billion.

         PIFM is a wholly-owned subsidiary of PIFM HoldCo, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. The address of PIFM, PIFM HoldCo and PAMHCO is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The address of Prudential is 751 Broad Street, Newark, New Jersey 07102.

         The table below lists the name and principal occupation of the officer in charge and the senior officers of PIFM. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

---------------------------------------------------------------------------------------------------------------------
                 NAME                    POSITION AND PRINCIPAL OCCUPATION
---------------------------------------------------------------------------------------------------------------------
David R. Odenath, Jr.                    Officer in Charge and President, Chief Executive Officer & Chief Operating
                                         Officer
---------------------------------------------------------------------------------------------------------------------
Robert F. Gunia                          Executive Vice President & Chief Administrative Officer
---------------------------------------------------------------------------------------------------------------------
William V. Healey                        Executive Vice President, Chief Legal Officer & Secretary
---------------------------------------------------------------------------------------------------------------------
Theodore F. Kilkuskie                    Executive Vice President
---------------------------------------------------------------------------------------------------------------------
Judy A. Rice                             Executive Vice President
---------------------------------------------------------------------------------------------------------------------
Ajay Sawhney                             Executive Vice President
---------------------------------------------------------------------------------------------------------------------
Lynn M. Waldvogel                        Executive Vice President
---------------------------------------------------------------------------------------------------------------------
Shaun M. Byrnes                          Senior Vice President
---------------------------------------------------------------------------------------------------------------------
John L. Carter                           Senior Vice President
---------------------------------------------------------------------------------------------------------------------
Keith L. Kinne                           Senior Vice President
---------------------------------------------------------------------------------------------------------------------
James Novak                              Senior Vice President
---------------------------------------------------------------------------------------------------------------------
Kevin B. Osborn                          Senior Vice President
---------------------------------------------------------------------------------------------------------------------

         Under the Existing Agreements, PIFM manages each Fund's investments and determines the composition of the assets of each Fund's portfolio, including the purchase, retention, or sale of the securities and cash contained in the portfolios. PIFM (or PIC or Jennison under PIFM's supervision) is responsible for the selection of brokers and dealers to effect all transactions, and is authorized to pay higher commissions in order to receive research services. Under the Existing Agreements, PIFM performs administrative services for each Fund and furnishes each Fund with statistical information concerning its investments. In general, each Fund bears its own expenses pursuant to the appropriate Existing Agreement, although PIFM pays the salaries of its employees who provide services to the Fund. For its services, PIFM is paid as compensation the following amounts during each Fund's most recent fiscal year:

-------------------------------------------------------------------------------------------------------------------
                              FUND                                TOTAL MANAGEMENT FEES AS %    MANAGEMENT
                                                                  OF AVERAGE NET ASSETS         ADVISORY FEES
-------------------------------------------------------------------------------------------------------------------
20/20 Focus                                                           0.75% to $1 bil and       $7,071,654
                                                                       0.70% over $1 bil
-------------------------------------------------------------------------------------------------------------------
Active Balanced                                                       0.65% to $1 bil and       $940,298
                                                                       0.60% over $1 bil
-------------------------------------------------------------------------------------------------------------------
Emerging Growth                                                     0.60% to $1 bil and 0.55%    $1,202,452
                                                                          over 1 bil.
-------------------------------------------------------------------------------------------------------------------
Equity Opportunity                                                   0.60% to $300 mil and      $849,053
                                                                      0.575% over $300 mil
-------------------------------------------------------------------------------------------------------------------
Financial Services                                                           0.75%              $302,913
-------------------------------------------------------------------------------------------------------------------
Growth                                                                 0.60% to $300 mil        $22,079,891
                                                                       0.575% next $4.7 bil and
                                                                       0.55% over $5 bil
-------------------------------------------------------------------------------------------------------------------
Health Sciences                                                              0.75%              $488,906
-------------------------------------------------------------------------------------------------------------------
Natural Resources                                                            0.75%              $575,291
-------------------------------------------------------------------------------------------------------------------
Small Company                                                                0.70%              $6,749,959
-------------------------------------------------------------------------------------------------------------------
Stock Index                                                                  0.30%              $4,790,313
-------------------------------------------------------------------------------------------------------------------
Tax Equity                                                        0.65% to $500 mil and 0.60%   $1,356,586
                                                                         over $500 mil
-------------------------------------------------------------------------------------------------------------------
Tax Small-Cap                                                                0.60%              $847,276
-------------------------------------------------------------------------------------------------------------------
Technology                                                                   0.75%              $631,240
-------------------------------------------------------------------------------------------------------------------
Utility                                                                0.60% to $250 mil        $16,318,008
                                                                      0.50% next $500 mil
                                                                      0.45% next $750 mil
                                                                      0.40% next $500 mil
                                                                     0.35% next $2 billion
                                                                       .325% next $2 bil.
                                                                       0.30% over $6 bil.
-------------------------------------------------------------------------------------------------------------------

AMENDED AGREEMENTS

         Pursuant to the Existing Agreements, PIFM, subject to the supervision of the Funds' Boards, and in conformity with the investment policies and restrictions of the Funds, manages both the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention, disposition and loan of securities or other assets. Under the Amended Agreements, PIFM may delegate the subadvisory function to one or more than one subadviser. As discussed in Proposal No. 3 above, PIFM would like the ability to manage in a "manager-of-managers" style in which PIFM would, among other things, (i) continually evaluate the performance of the subadvisers to each Fund through qualitative and quantitative analysis and consultations with each subadviser, (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more subadvisers should be renewed, modified or terminated and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Under the Amended Agreement, PIFM must keep certain books and records of each Fund. PIFM also would administer each Fund's business affairs and furnish appropriate office facilities, together with ordinary clerical and bookkeeping services that are not furnished by the Funds' custodian and PMFS, the Funds' transfer and dividend disbursing agent. Officers and employees of PIFM serve as officers and Directors or Trustees of the Funds without compensation.

         A model Amended Agreement under which PIFM would provide management services to the Funds is attached as Exhibit G to this proxy statement. In brief, the Amended Agreement provides that:

- PIFM will administer a Fund's business affairs and supervise the Fund's investments. PIFM may select and employ one or more subadvisers for a Fund, who will have primary responsibility for determining what investments the Fund will purchase, retain, and sell;

-    PIFM may reallocate a Fund's assets among subadvisers;

- PIFM (or a subadviser, acting under PIFM's supervision) will select brokers to effect trades for a Fund, and may pay a higher commission to a broker that provides bona fide research services;

- PIFM will pay the salaries and expenses of any employee or officer of a Fund (other than the fees and expenses of the Fund's Independent Directors). Otherwise, the Fund pays its own expenses; and

- For each Fund, PIFM will be paid the same advisory fee as is currently charged to each such Fund under the Existing Agreements.

MATTERS CONSIDERED BY THE BOARD

         The proposal to present the Amended Agreements to shareholders was approved by the Board of each Fund, including all of the Independent Directors, on August 22, 2000. The Board received materials relating to the Amended Agreements in advance of the meeting at which the Amended Agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board considered that fees will not change and that the terms of the Amended Agreements were substantially similar to the Existing Agreements, except that, under the Amended Agreements, PIFM would be able to allocate Fund assets among subadvisers. The Board also considered that it was beneficial to conform the advisory structure of the Funds to the advisory structure already in place for other Prudential Mutual Funds. After consideration of all these factors, each Board concluded that adopting Proposal No. 4 is reasonable, fair and in the best interest of each Fund and its shareholders.

REQUIRED VOTE

         Approval of this Proposal as to a Fund requires the affirmative vote of a majority of that Fund's outstanding voting securities, as defined in the 1940 Act.

EACH BOARD, INCLUDING ITS INDEPENDENT MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 4.

                  TO APPROVE CHANGES TO FUNDAMENTAL INVESTMENT
                            RESTRICTIONS AND POLICIES

                                 PROPOSAL NO. 5

This Proposal Applies to All of the Funds.

BACKGROUND

         The Board of each Fund has approved, and recommends that shareholders of the Fund approve, the amendment of certain fundamental investment restrictions and policies of the Fund.

         Each Fund has adopted fundamental investment restrictions and policies regarding the management of the Fund's investments. The designation of these restrictions and policies as "fundamental" means that they cannot be changed without shareholder approval. You are being asked to approve changes to your Fund's fundamental investment restrictions and policies in order to: (a) provide the Fund's Manager and Subadviser(s) with additional flexibility to pursue the Fund's investment objective; (b) allow the Fund to implement certain investment programs that may help the Fund to achieve economies of scale by participating in transactions with other Prudential Mutual Funds, such as joint investment in affiliated investment companies and an inter-fund lending program; and (c) eliminate investment restrictions that were imposed by state regulators that are no longer required or that were imposed years ago, but do not support the Manager's and Subadviser's current strategy to pursue your Fund's investment objective.

         The Funds have similar, although not identical, fundamental investment restrictions. Some of the differences are due to the Funds' different investment objectives. Other differences are due to historical evolution. We would like to realign the Funds' limits by establishing uniform fundamental investment restrictions, while achieving the goals described above. Consistency among the Funds' fundamental investment restrictions should also facilitate the management of the Funds since the Funds' Manager is expected to be better able to monitor compliance of the Funds if they have uniform investment restrictions.

         The 1940 Act requires a mutual fund to disclose, in its registration statement, its policy with respect to each of the following:

         -   diversification

         -   issuing senior securities

         - borrowing money, including the purpose for which the proceeds will be used

         -   underwriting securities of other issuers

         - concentrating investments in a particular industry or group of industries

         -   purchasing or selling real estate or commodities

         -   making loans

         In addition to the above items, a mutual fund is free to designate as "fundamental," investment policies concerning other investment practices. Each Fund's Statement of Additional Information currently sets out fundamental restrictions with respect to, among other things, the specific practices listed above. As discussed below, the Board of each Fund recommends that some of those restrictions be amended.

SPECIFIC RECOMMENDATIONS

         The Board of each Fund has approved the adoption of a uniform set of fundamental investment restrictions. Each Fund's current fundamental investment restrictions appear in your Fund's Statement of Additional Information. In addition to variations among Funds arising from their historical development, there are also, and will continue to be, differences resulting from a Fund's investment objective, its operation as a non-diversified Fund or its intention to concentrate its investments in a specific industry or group of industries. Exhibit H provides a list of your Fund's current fundamental investment restrictions, the proposed revisions to each restriction and an explanation of the impact of the change.

         The proposed uniform fundamental investment restrictions are as follows (the italicized information disclosed in brackets is explanatory and is not part of the restrictions):

                  The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. The term "majority of the Fund's outstanding voting securities" means the vote of the lesser of (i) 67% or more of the voting shares of the Fund represented at a meeting at which more than 50% of the outstanding voting shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of outstanding voting shares of the Fund.

                  The Fund may not:

         (1) Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations amd Exemptions") [THIS RESTRICTION IS NOT APPLICABLE TO THE FOLLOWING FUNDS THAT ARE CLASSIFIED AS NON-DIVERSIFIED:20/20 FOCUS, FINANCIAL SERVICES, HEALTH SCIENCES AND TECHNOLOGY]

         (2) Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to [Directors/Trustees] pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

         (3) Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (4) Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments, including, without limitation, financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, including, without limitation, forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

         (5) Purchase any security if as a result more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. [THIS RESTRICTION IS NOT APPLICABLE TO THE FOLLOWING FUNDS THAT CONCENTRATE IN A SINGLE INDUSTRY OR GROUP OF
         INDUSTRIES: FINANCIAL SERVICES, HEALTH SCIENCES, NATURAL RESOURCES, TECHNOLOGY AND UTILITY; A FUND THAT DOES CONCENTRATE ITS INVESTMENT IN A SINGLE INDUSTRY OR GROUP OF INDUSTRIES AFFIRMATIVELY STATES ITS INTENTION TO CONCENTRATE IN ITS PROSPECTUS.]

         (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                  The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

                  For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

                  For purposes of Investment Restriction 5, the Fund relies on [The North American Industry Classification System published by the Bureau of Economic Analysis, U.S. Department of Commerce], in determining industry classification. The Fund's reliance on this classification system is not a fundamental policy of the Fund and, therefore, can be changed without shareholder approval.

                   Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that, if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.


PROPOSAL 5(a): FUND DIVERSIFICATION (ALL FUNDS EXCEPT: 20/20 FOCUS, FINANCIAL SERVICES, HEALTH SCIENCES, AND TECHNOLOGY).

         Most of the Funds are operated as diversified investment companies under the 1940 Act. In general, this means that, with respect to 75% of the value of the Fund's total assets, the Fund invests in cash, cash items, obligations of the U.S. government, its agencies or instrumentalities, securities of other investment companies and other securities. The "other securities" are subject to the additional requirement that not more than 5% of total assets will be invested in the securities of a single issuer and that the Fund will not hold more than 10% of that issuer's outstanding voting securities.

         The proposed amendment would restrict a Fund that is operated as a diversified investment company from purchasing the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions, as they may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order or similar relief. The restriction is accompanied by a note that explains what the 1940 Act currently requires for the Fund to be "diversified." The

Fund would, however, be free to amend that note if applicable laws are amended or the Fund receives an exemption from the requirements imposed by applicable law.

         RECOMMENDATION: To provide flexibility as laws change or relief is obtained from the SEC or its Staff, while also requiring the Fund to comply with the currently applicable definition of a "diversified" investment company, the Board of each applicable Fund recommends that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time, except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions"). [THIS RESTRICTION IS NOT APPLICABLE TO THE FOLLOWING FUNDS THAT ARE CLASSIFIED AS NON-DIVERSIFIED: 20/20 FOCUS, FINANCIAL SERVICES, HEALTH SCIENCES AND TECHNOLOGY]

The following note accompanies this investment restriction:

                  For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

UTILITY FUND AND NATURAL RESOURCES FUND

         Both Utility Fund and Natural Resources Fund are currently operated as diversified funds, meaning that, the Funds cannot, as to 75% of their assets, invest more than 5% of their assets in the securities of any one issuer. The respective Boards approved a proposal to change the Funds from being diversified to non-diversified and recommend that shareholders approve the changes for each Fund. Jennison would then be able to invest more than 5% of the Fund's total assets in the securities of any one issuer. For Utility Fund, since the Fund concentrates in the securities of utilities companies (which include telecommunications companies, among others), the change will permit the portfolio managers to invest in a more concentrated manner in these sectors. Similarly, for Natural Resources Fund, the investment adviser has found that a large portion of the Fund's assets are invested in a small number of natural resource companies. Within the Fund's diversification constraints, the investment adviser cannot further invest in favored companies.

         Investing in a non-diversified fund involves greater risk than investing in a diversified mutual fund because a loss resulting from the decline in value of one security may represent a greater portion of the total assets of a non-diversified fund.

         Approval of this proposal also requires the affirmative vote of a majority of the Fund's outstanding securities, as defined in the 1940 Act. If you approve Proposal No. 5(a) as to Utility and Natural Resources Fund, you will approve the proposal to make each Fund non-diversified.

PROPOSAL 5(b): ISSUING SENIOR SECURITIES, BORROWING MONEY OR PLEDGING ASSETS (ALL FUNDS)

         All of the Funds are permitted to borrow money and pledge assets to secure such borrowings. However, the amount that may be borrowed, the purposes for which borrowings may be made, and the amount of securities that may be pledged vary among the Funds.

         The proposed amendment would allow each Fund to borrow money and pledge its assets to secure such borrowings to the extent permitted by the 1940 Act Laws, Rules and Exemptions. The restriction is accompanied by a note stating that if asset coverage for a borrowing falls below 300%, the Fund will take prompt action to reduce its borrowings. This note is to reflect the current requirement that the Fund limit borrowing to one-third of its total assets. However, a Fund would be free to amend its borrowing limitations if applicable laws change or the Fund receives an exemption from the requirements imposed by applicable law. No Fund currently has pending or currently proposes to file a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC Staff would grant exemptive or similar relief if requested.

         Keep in mind that borrowing money and pledging assets are not integral parts of your Fund's investment program. Under the proposed investment restriction, the Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. In the future, the Fund may seek to obtain an exemptive order from the SEC to allow the Fund to lend and borrow money from other Prudential Mutual Funds. If the Fund requests and obtains such relief, the borrowing Fund may be able to reduce the cost of borrowing money and the lending Fund may be able to generate interest income. The proposed investment restriction could, if adopted, provide each Fund with flexibility in adopting an inter-fund lending program if an exemptive order is obtained from the SEC, receipt of which cannot be assured.

         RISKS: If a Fund borrows money to invest in securities and the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed), the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as

"leverage." In order to reduce the risk presented by leverage, each of the Funds intends to not purchase portfolio securities when borrowings exceed 5% of the value of its total assets. This policy may be changed by the Directors.

         If the Fund's asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

         RECOMMENDATION: To provide flexibility as laws change or relief may be obtained from the SEC or its Staff, while also requiring the Fund to comply with currently applicable restrictions on issuing senior securities, borrowing money and pledging assets, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, short sales, derivative and hedging transactions, including, without limitation, interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to [Directors/Trustees] pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

The following note accompanies this investment restriction:

                  [I]f the Fund's asset coverage for borrowings permitted by Investment Restriction 2, above, falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.

PROPOSAL 5(c): BUYING AND SELLING REAL ESTATE (ALL FUNDS)

         None of the Funds is permitted to buy or sell real estate. However, most of the Funds are permitted to invest in the securities of companies that invest in real estate or to invest in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate.

         The proposed investment restriction confirms that each Fund may not buy or sell real estate. The restriction also clarifies that each Fund may make investments in securities that are real estate-related, as described in the restriction. In addition, the amended investment restriction allows a Fund that holds real estate due to the enforcement of rights under an agreement or a security interest (not through a purchase of the real estate) to hold the real estate until it can be sold in an orderly manner.

         RISKS: The performance of real estate-related securities depends upon the strength of the real estate market and property management. Thus, investment performance can be affected by national and regional economic conditions, as well as other factors. These factors can have a more pronounced impact on performance than investments in other securities.

         RECOMMENDATION: To clarify the Fund's investment restriction with respect to investments in real estate-related securities, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.


PROPOSAL 5(d): BUYING AND SELLING COMMODITIES AND COMMODITY CONTRACTS (ALL
FUNDS)

         None of the Funds is permitted to buy or sell commodities or commodity contracts. Many of the Funds are permitted to invest in financial futures contracts and options on financial futures contracts, which are not viewed as commodity contracts for purposes of the fundamental restriction.

         The proposed investment restriction confirms that each Fund may not buy or sell commodities or commodity contracts. The restriction also clarifies that a Fund's investment in financial futures contracts and options on financial futures contracts is not subject to the restriction applicable to commodity contracts. If your Fund intends to utilize financial futures contracts and options on financial futures contracts, a description of these instruments will appear in the Fund's Prospectus or Statement of Additional Information.

         RISKS: Financial futures contracts and options on financial futures contracts may be used by a Fund as a hedging device or, in some circumstances, for speculation. Due to imperfect correlation between the price of futures contracts and movements in a currency or a group of currencies, the price of a futures contract may move more or less than the price of the currency or currencies being hedged. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risk. In the case of futures contracts on securities indices or a security, the correlation between the price of the futures contract and the movement of the index or security may not be perfect. Therefore, a correct forecast of currency rates, market trends or international political trends by your Fund's investment adviser may still not result in a successful hedging transaction.

         In addition, a Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or option on a particular futures contract. If no liquid market exists for a particular futures contract or option of a futures contract in which a Fund invests, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option.

         Successful use of futures contracts and options on futures contracts by a Fund is subject to the ability of an investment adviser to predict correctly movements in the direction of interest and foreign currency rates and the market generally. If the investment adviser's expectations are not met, the Fund would be in a worse position than if the strategy had not been pursued.

         RECOMMENDATION: In order to provide uniformity among the Funds' restriction applicable to investments in commodities and commodity contracts, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments, including, without limitation, financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, including, without limitation, forward currency exchange contracts, and except that the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

PROPOSAL 5(e): FUND CONCENTRATION (ALL FUNDS EXCEPT: FINANCIAL SERVICES, HEALTH SCIENCES, NATURAL RESOURCES, TECHNOLOGY AND UTILITY.)

         Most of the Funds invest their portfolios to avoid "concentration" in a particular industry or group of industries. The 1940 Act requires that a mutual fund recite its policy regarding concentration. If a Fund has a policy not to concentrate, this means that, except for temporary defensive purposes, no more than 25% of the Fund's total assets will be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         The proposed amendment is not intended to change any Fund's policy regarding concentration, but to provide uniformity in disclosure of the policy among those Funds having a policy not to concentrate their investments.

         RISKS: Although the Funds do not concentrate their investment in a particular industry or group of industries, they may, for temporary defensive purposes, do so. If this occurs, a Fund would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

         RECOMMENDATION: The Board of each applicable Fund recommends that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Purchase any security if as a result more than 25% of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

PROPOSAL 5(f): ENGAGING IN UNDERWRITING (ALL FUNDS)

         None of the Funds may act as an "underwriter" of securities, except to the extent that a Fund may be deemed to be an underwriter under federal securities laws when it disposes of certain securities held in its investment portfolio.

         The proposed amendment is not intended to change any Fund's policy regarding underwriting activity, but to provide uniformity in disclosure of the policy among the Funds.

         RECOMMENDATION: The Board of each Fund recommends that shareholders adopt the following as a fundamental investment restriction:

                  The Fund may not:

                  Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

PROPOSAL 5(g): MAKING LOANS (ALL FUNDS)

         The Funds currently lend money and assets in limited situations. The Funds may, for example, purchase certain debt securities of governments, corporate issuers or banks, as described in each Fund's current registration statement and the proposed investment restriction.

         Each Fund also may engage in repurchase agreement transactions, where the Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow the Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of your Fund's investment program. A Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests.

         The Funds have established a securities lending program where they use a securities lending agent to locate institutions that, on a temporary basis, seek to hold certain securities that are owned by a Fund. In these transactions, a Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund's returns.

         In recognition of the fact that the Funds do make loans of assets, the revised investment policy is intended to eliminate the current investment restriction. The new disclosure more accurately describes the Funds' lending activities and plans to make loans of assets in the future. The new policy would not prevent a Fund's purchase of debt securities, including investments in government securities, corporate debt securities, and certain bank obligations. The new investment policy would also allow a Fund to engage in repurchase agreement transactions and securities lending without these activities being deemed prohibited loans.

         RISKS: Where a Fund engages in securities lending, it assumes a risk that a borrower fails to maintain the required amount of collateral.
The Fund or its lending agent would be required to pursue the borrower for any excess replacement cost over the value of the collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral if the borrower of the securities fails financially. To mitigate these risks, each Fund's investment adviser makes loans of portfolio securities only to firms determined to be creditworthy.

         In repurchase agreement transactions, a seller of a security agrees to repurchase that security from a Fund at a mutually agreed-upon time and price. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the transaction. If a seller fails to repurchase securities as required by its agreement with the Fund and the value of the collateral securing the repurchase agreement declines, the Fund may lose money. To address this risk, each Fund's investment adviser enters into repurchase agreements only with firms determined to be creditworthy.

         RECOMMENDATION: In order to provide uniformity among the Funds' policy applicable to making loans, including allowing the Funds to implement their securities lending program as described above, the Board of each Fund recommends that shareholders adopt the following as a fundamental investment policy:

                  The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing is not considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

PROPOSAL 5(h): OTHER INVESTMENT RESTRICTIONS

         Some of the Funds have adopted additional fundamental investment restrictions. Some of these investment restrictions were required to be designated as fundamental by state securities laws. These state securities laws have since been repealed or are otherwise no longer applicable to the Funds.

         To provide maximum flexibility in managing the Funds and uniformity in the restrictions applicable to the Funds, the Board of each Fund proposes that all investment restrictions and policies of each Fund, other than those listed in Proposals 5(a) through 5(g) be designated as non-fundamental. This means that each such investment restriction or policy could be changed without shareholder approval, although shareholders would be informed of any material change to any non-fundamental restriction or policy prior to the change.

         Among the investment restrictions that would be designated as non-fundamental if Proposal 5(h) is approved is your Fund's limitation regarding investment in other mutual funds. The Funds have obtained an exemptive order from the SEC that allows each Fund to invest up to 25% of its assets in shares of an affiliated mutual fund. Such investment would be made to facilitate your Fund's investment of its cash and short-term investments. The ability to invest in an affiliated mutual fund should allow each Fund to reduce the administrative burdens and costs associated with investing in money market instruments and short-term debt securities. Each Fund would be permitted to invest in an affiliated mutual fund only if the investment is consistent with the Fund's investment objective and strategy. Currently, each Fund is subject to a fundamental or non-fundamental investment restriction that limits its investment to mutual funds that are purchased in the open market and so long as the Fund does not hold more than 3% of the outstanding voting securities of another investment company, will not invest more than 5% of its total assets in any one investment company and will not invest more than 10% of its total assets (determined at the time of investment) in any number of investment companies. If shareholders approve the designation of a Fund's investment in mutual funds as a non-fundamental investment restriction, we anticipate that such Fund's Board will amend the investment restriction to implement the cash management strategy permitted by the SEC relief.

         The specific investment restrictions and policies affected by this proposal are identified in Exhibit H. If shareholders approve Proposal 5(h), all of the Fund's investment restrictions and policies, other than those listed in Proposals 5(a) through 5(g), will be non-fundamental. If shareholders reject Proposal 5(h), all of the Fund's current fundamental investment restrictions or policies, in addition to those described in Proposals 5(a) through 5(g), will remain fundamental.

REQUIRED VOTE

         Approval of these Proposals as to a Fund requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

            EACH BOARD, INCLUDING ITS INDEPENDENT MEMBERS, RECOMMEND
               THAT YOU VOTE "FOR" PROPOSALS NO. 5(a) THROUGH 5(h)

                TO AMEND THE INVESTMENT OBJECTIVE OF EQUITY OPPORTUNITY FUND

                                 PROPOSAL NO. 6


         The Board is submitting for approval by shareholders of the Fund the following proposal to amend the investment objective of the Fund. The Board approved this proposal at a meeting held on October 25, 2000. For the reasons described below, the Board believes that the proposed changes are in the best interests of shareholders and recommends that shareholders approve the proposed amendment. The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval.

         The current investment objective for the Fund is long-term growth of capital and income with current income as a secondary objective. The Board has approved and recommends that the shareholders of the Fund approve an amendment to remove the income component of the Fund's investment objective. To reflect the change, the Fund's Prospectus will state: "The Fund's investment objective is long-term growth of capital."

         The Manager and Jennison, the Fund's Subadviser, have proposed the change in investment objective to allow the Fund to take greater advantage of capital appreciation opportunities. The proposed change in investment objective will allow Jennison more flexibility to invest for capital appreciation rather than having to focus on income-generating securities. Further, the Fund's management believes that repositioning the Fund in the multicap value category should provide shareholders with exposure to securities with stronger performance potential.

         For these reasons, the Board believes that the proposed changes are in the best interests of shareholders and therefore recommend that the shareholders approve the proposed amendment.

         If the change in investment objective is approved by shareholders, Jennison has indicated that primary difference in how it may manage the Fund would be in purchasing fewer income-producing securities. As a result of this change, the Subadviser may, depending on market conditions, invest a greater percentage of the Fund's assets in securities of mid-cap or large-cap companies with good earnings growth prospects and attractive valuation levels. Therefore, if the change is approved, the Fund may be subject to more risk to the extent that it would be investing a greater proportion of its assets in these securities.

REQUIRED VOTE

         Approval of this Proposal requires the affirmative vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

THE BOARD OF EQUITY OPPORTUNITY FUND, INCLUDING ITS INDEPENDENT MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 6.

            TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS
                       INDEPENDENT ACCOUNTANTS OF THE FUND

                                 PROPOSAL NO. 7

         The Board of each Fund, including a majority of the Independent Directors, has selected PricewaterhouseCoopers LLP as independent accountants for each Fund for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants for the Funds for each year since at least 1996. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy vote for PricewaterhouseCoopers LLP. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting.

         The Board policy regarding engaging independent accountants' services is that management may engage a Fund's principal independent accountants to perform any service normally provided by independent accounting firms, provided that such service meets the independence requirements of the American Institute of Certified Public Accountants and the SEC. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Audit Committee responsibilities have been summarized in Proposal No. 1. Each Board also receives a report from its Audit Committee relating to all services after they have been performed by a Fund's independent accountants.

REQUIRED VOTE

         The affirmative vote of at least a majority of the shares present, in person or by proxy, at the Meeting is required for ratification as to each Fund.

EACH BOARD, INCLUDING ITS INDEPENDENT MEMBERS, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 7.

                             ADDITIONAL INFORMATION

         The solicitation of proxies, the cost of which will be borne by the Funds, will be made primarily by mail but also may include telephone or oral communications by regular employees of Prudential Securities or PIFM, who will not receive any compensation thereon from the Funds or by Shareholder Communications Corporation, a proxy solicitation firm retained by the Funds, who will be paid the approximate fees and expenses for soliciting services set forth below. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized. Soliciting fees and expenses payable to Shareholder Communications Corporation by a particular Fund are a function of the number of shareholders in that Fund. Twenty-five percent of the cost of the Meetings will be borne by PIFM.

                                                       Estimated Solicitation
Fund                                                   Fees and Expenses
----                                                   -----------------
20/20 Focus.........................................   $129,817
Active Balanced.....................................   [       ]
Growth..............................................   [       ]
Equity Opportunity..................................   [       ]
Financial Services..................................   $ 29,260
Emerging Growth.....................................   $118,793
Health Sciences.....................................   $ 47,782
Natural Resources...................................   $ 12,627
Small Company.......................................   $106,573
Stock Index.........................................   $ 88,170
Tax Equity..........................................   $ 30,025
Tax Small-Cap.......................................   $ 18,070
Technology..........................................   $ 94,472
Utility.............................................   $327,263

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit a proposal to be considered at a Fund's next meeting of shareholders should send the proposal to that Fund at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

         The Funds will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the 1940 Act. It is the present intention of the Board of each Fund not to hold annual meetings of shareholders unless such shareholder action is required.

         Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

                                 OTHER BUSINESS

         Management knows of no business to be presented at the Meetings other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Funds.



                                       Marguerite E. H. Morrison
                                       SECRETARY

November ______, 2000

--------------------------------------------------------------------------------
    It is important that you execute and return ALL of your proxies promptly.
--------------------------------------------------------------------------------

                      INDEX TO EXHIBITS TO PROXY STATEMENT

Exhibit A      Five Percent Shareholder Report

Exhibit B      Year in Which Each Current Board Member Standing for Re-election
               Became a Member of the Board

Exhibit C      Fund Ownership of Nominees and Current Board Members Standing
               for Election

Exhibit D      Board and Committee Information

Exhibit E      Officer Information

Exhibit F      Form of Subadvisory Agreement

Exhibit G      Form of Management Agreement

Exhibit H      Fundamental Restrictions

                                                                       EXHIBIT A

                         FIVE PERCENT SHAREHOLDER REPORT

      As of November 3, 2000, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of the Funds are listed below. With
respect to           , there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of each of the respective Funds as of November 3, 2000.

      FUND NAME                   REGISTRATION                SHARES  (PERCENT)
---------------------        ----------------------           ------- ---------

                                                                       Cluster 1
                                                                       EXHIBIT B

                   YEAR IN WHICH CURRENT BOARD MEMBER STANDING
                  FOR RE-ELECTION BECAME A MEMBER OF THE BOARD

--------------------------------------------------------------------------------


                                                                                        TAX
                            \                             SMALL                TAX     SMALL-  EMERGING  20/20
                          STOCK  INVESTMENT   NATURAL     COMPANY   SECTOR    EQUITY    CAP     GROWTH   FOCUS
DIRECTORS/TRUSTEES        INDEX  PORTFOLIOS   RESOURCES
-----------------------------------------------------------------------------------------------------------------
Fenster, Saul K.          2000     2000         2000       2000      2000      2000     2000     2000     2000
Gold, Delayne D.          1996     1996         1996       1982      1981      1998     1997     1996     1998
Gunia, Robert F.          1996     1996         1996       1996      1996      1998     1997     1996     1998
McCorkindale, Douglas H.  1996     1996         2000       1996      1996      1998     1997     1996     1998
McDonald, Jr., W. Scott   2000     2000         2000       2000      2000      2000     2000     2000     2000
Mooney, Thomas T.         1996     1996         2000       1996      1996      1998     1997     1996     1998
Munn, Stephen P.          1996     1996         2000       1991      1996      1998     1997     1996     1998
Odenath, Jr., David R.    1999     1999         1999       1999      1999      1999     1999     1999     1999
Redeker, Richard A.       1996     1995         2000       1995      1993      1998     1997     1996     1998
Smith, Robin B.           1996     1995         1996       1996      1996      1998     1997     1996     1998
Strangfeld, John R.       1999     1999         1999       1999      1999      1999     1999     1999     1999
Weil, III, Louis A.       1996     1996         2000       1991      1996      1998     1997     1996     1998
Whitehead, Clay T.        1996     1996         1999       1996      1996      1998     1997     1996     1998

                                                                       EXHIBIT C

                     FUND OWNERSHIP OF NOMINEES AND CURRENT
                     BOARD MEMBERS STANDING FOR ELECTION

                  NUMBER OF SHARES HELD AS OF NOVEMBER 3, 2000

                            NAME OF FUNDS (Cluster 1)

                                   ------------------------------------------------------------------------------------
                                                Equity Finan-                                                  Tax
Directors/              20/20 Active   Emerging Oppor- cial            Health   Natural   Small   Stock Tax    Small- Tech-
Trustees                Focus Balanced Growth   tunity Services Growth Sciences Resources Company Index Equity Cap    nology Utility
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Robin B. Smith
John R. Strangfled, Jr.
Louis A. Weil, III
Clay T. Whitehead

                                                                       EXHIBIT D
                         BOARD AND COMMITTEE INFORMATION

------------------------------------------------------------------------------------------------------------------------------------
                        Prudential  Prudential  Prudential  Prudential  Prudential   Prudential   Prudential  Prudential    The
                        20/20         Index     Natural       Sector      Small     Tax-Managed  Tax-Managed     U.S.    Prudential
                        Focus         Series    Resources     Funds,     Company     Small-Cap   Equity Fund   Emerging  Investment
                        Fund          Fund      Fund, Inc.     Inc.     Fund, Inc.   Fund, Inc.                 Growth   Portfolios,
                                                                                                              Fund, Inc.    Inc.
                       -------------------------------------------------------------------------------------------------------------
Annual Fee*              $2,000      $4,000      $2,500      $5,000      $4,000       $2,000       $2,000      $2,000     $4,000

Fee for Attendance
at Board Meetings....      N/A         N/A         N/A         N/A         N/A          N/A          N/A         N/A        N/A
Fee for Attendance at
Committee Meetings....     N/A         N/A         N/A         N/A         N/A          N/A          N/A         N/A        N/A
Number of Board
Meetings during the
Last Fiscal Year....        6           6           6           6           6            6            6           6          6
Number of Audit
Committee Meeting
during the Last
Fiscal Year **              4           4           4           4           4            4            4           4          4
Number of Nominating
Committee Meetings
during the Fiscal
Year **                     3           3           3           3           3            3            3           3          3
Size of Current
Board....                  13          13          10          13          13           13           13          13         13

------------------

* Reflects compensation rates in effect prior to changes in proxy statement. Board Members who were not ndependent did not receive compensation from the fund.

** Only the Independent Directors serve on the Fund's Audit and Nominating Committees.
(1) No fund within the Fund Complex has a bonus, pension, profit sharing or retirement plan.

                                    EXHIBIT E

                               OFFICER INFORMATION

NAME, AGE, PRINCIPAL                                                        OFFICER SINCE
---------------------                                                       -------------
BUSINESS OCCUPATION FOR THE                                                                             TAX-     TAX-
-------- ------------------                       20/20  STOCK  INVESTMENT  NATURAL            SMALL    MANAGED  MANAGED    EMERGING
PAST FIVE YEARS                       OFFICE      FOCUS  INDEX  PORTFOLIOS  RESOURCES  SECTOR  COMPANY  EQUITY   SMALL-CAP  GROWTH
---------------                       ------      -----  -----  ----------  ---------  ------  -------  -------  ---------  ------
John R. Strangfeld (46),              President   1999   1999   1999        1999       1999    1999     1999     1999       1999
Chief Executive Officer, Chairman,
President and Director (Since
January 1990) of The Prudential
Investment Corporation, Executive
Vice President (since February
1998) of Global Asset
Management Group of Prudential;
Chairman (since August 1989) of
Pricoa Capital Group; formerly
various positions to Chief
Executive Officer (November
1994-December 1998) of Private
Asset Management Group of
Prudential.

Robert F. Gunia (53),                 Vice        1997   1992   1995        1987       1987    1987     1998     1998       1996
Executive Vice President and          President
Chief Administrative Officer
(since June 1999) of Prudential
Investments; Corporate Vice
President (since September 1997)
of the Prudential Insurance
Company of America (Prudential);
Executive Vice President and
Treasurer (since December 1996)
of Prudential Investments Fund
Management LLC (PIFM); President
(since April 1999) of Prudential
Investment Management Services LLC
(PIMS); formerly Senior Vice
President (March 1987-May 1999)
of Prudential Securities
Incorporated (Prudential
Securities); formerly Chief
Administrative Officer (July
1990-September 1996), Director
(January 1989-September 1996),
and Executive Vice President,
Treasurer and Chief Financial
Officer (June 1987-September 1996)
of Prudential Mutual Fund
Management, Inc. (PMF).

Grace C. Torres (41),                 Treasurer   1997   1997   1998        1997       1998    1998     1998     1997       1996
First Vice President (since           and
December 1996) of PIFM; First Vice    Principal
President (since March 1994) of       Financial
Prudential Securities; formerly       and
First Vice President                  Accounting
(March 1994-September 1996),          Officer
Prudential Mutual Fund
Management, Inc.

Marguerite E. H. Morrison (44),       Secretary   1999   1999   1999                   1999    1999     1999     1999       1999
Department Vice President and                                               ----
Chief Legal Officer (since
August 2000) of the Mutual
Funds Law Division of
Prudential; Vice President
and Associate General Counsel
(since December 1996) of
PIFM; formerly Vice President
and Associate General Counsel
(September 1987-September
1996) of Prudential Securities;
Vice President and Associate
General Counsel (June 1991-
September 1996) of Prudential
Mutual Fund Management, Inc.

Robert C. Rosselot (40),              Secretary                             1999
Assistant General Counsel                         ----   ----   ----                   ----    ----     ----     ----       ----
(since September 1997) of PIFM;
formerly, partner with the law
firm of Howard & Howard,
Bloomfield Hills, Michigan
(December 1995-September 1997)
and Corporate Counsel (September
1990 - December 1995) of Federated
Investors.

NAME, AGE, PRINCIPAL                                                        OFFICER SINCE
---------------------                                                       -------------
BUSINESS OCCUPATION FOR THE                                                                             TAX-     TAX-
-------- ------------------                       20/20  STOCK  INVESTMENT  NATURAL            SMALL    MANAGED  MANAGED    EMERGING
PAST FIVE YEARS                       OFFICE      FOCUS  INDEX  PORTFOLIOS  RESOURCES  SECTOR  COMPANY  EQUITY   SMALL-CAP  GROWTH
---------------                       ------      -----  -----  ----------             ------  -------  -------  ---------  ------
William V. Healey (46),               Assistant   2000   2000   2000        2000       2000    2000     2000     2000       2000
Assistant Secretary Vice              Secretary
President and Associate General
Counsel of Prudential and Chief
Legal Officer of Prudential
Investments (since August 1998);
Director, ICI Mutual Insurance
Company (since June 1999);
formerly Associate General
Counsel of The Dreyfus Corporation
(Dreyfus), a subsidiary of
Mellon  Bank, N.A. (Mellon Bank),
and an officer and/or director of
various affiliates of Mellon Bank
and Dreyfus.

                                                                       EXHIBIT F
                                     [FUND]

                              SUBADVISORY AGREEMENT


         Agreement made as of this   day of ___________, 2001 between Prudential
Investments Fund Management LLC (PIFM or the Manager) and Jennison Associates LLC (the Subadviser or Jennison).

         WHEREAS, the Manager has entered into a Management Agreement, dated _____, 2001 (the Management Agreement), with [FUND] (the Fund), a [Delaware business trust/Maryland corporation]and a [DIVERSIFIED/NONDIVERSIFIED], open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM acts as Manager of the Fund; and

         WHEREAS, PIFM desires to retain the Subadviser to provide investment advisory services to the Fund and one or more of its series as specified in
Section 5 below, if any (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

         WHEREAS, this Agreement is intended to supersede the agreement, dated _________, 2000, between PIFM and the Subadviser:

         NOW, THEREFORE, the Parties agree as follows:

         1. (a) Subject to the supervision of the Manager and the Board of Directors/Trustees of the Fund, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio(s), including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus(es) and Statement of Additional Information (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein called the Prospectus), and subject to the following understandings:

                         (i) The Subadviser shall provide supervision of such
                    portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

                         (ii) In the performance of its duties and obligations
                    under this Agreement, the Subadviser shall act in conformity with the [ARTICLES OF INCORPORATION/AGREEMENT AND DECLARATION OF TRUST], By-Laws and Prospectus of the Fund and with the instructions and directions of the Manager and of the Board of Directors/Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission.

                         (iii) The Subadviser shall determine the securities and
                    futures contracts to be purchased or sold by such portion of each Fund's series, as applicable, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

                         On occasions when the Subadviser deems the purchase or
                    sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                         (iv) The Subadviser shall maintain all books and
                    records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and
                    (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Directors/Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

                         (v) The Subadviser shall provide the Fund's Custodian
                    on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

                         (vi) The investment management services provided by the
                    Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser to each of the Fund's separate series through quantitative and qualitative analysis and consultations with such Subadviser (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more Subadviser(s) should be renewed, modified, or terminated and
                    (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. Subadviser recognizes that its services may be terminated or modified pursuant to this process.

            (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Directors/Trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

            (c) The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Series required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund or any series thereof, as applicable, are the property of the Fund or such series, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

            (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 and other applicable state and federal regulations.

            (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

         2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

         3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A.

         4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

         5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

         6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

         7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

         8. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

         9. This Agreement shall be governed by the laws of the State of New York.

            IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.



                    PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC

                    BY:
                        -------------------------------------------
                        Robert F. Gunia
                        Executive Vice President



                    JENNISON ASSOCIATES LLC


                    BY:
                        ----------------------------
                        Karen E. Kohler
                        Senior Vice President

                                   SCHEDULE A

--------------------------------------------------------------------------------------------------------
Prudential 20/20 Focus                                                              0.375%
--------------------------------------------------------------------------------------------------------
Prudential Natural Resources                                                        0.375%
--------------------------------------------------------------------------------------------------------
Prudential Sector Funds, Inc
--------------------------------------------------------------------------------------------------------
     Prudential Financial Services Fund                                             0.375%
--------------------------------------------------------------------------------------------------------
     Prudential Technology Fund                                                     0.375%
--------------------------------------------------------------------------------------------------------
     Prudential Utility Fund                                                 0.300% to $250 mil.
                                                                            0.238% next $500 mil.
                                                                            0.203% next $750 mil.
                                                                            0.170% next $500 mil.
                                                                             0.140% next $2 bil.
                                                                             0.122% next $2 bil.
                                                                             0.105% over $6 bil.
--------------------------------------------------------------------------------------------------------
Prudential Small Company Fund, Inc.                                                 0.455%
--------------------------------------------------------------------------------------------------------
Prudential U.S. Emerging Growth Fund, Inc.                                         0.300%.
--------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT G
                                     [FUND]

                              MANAGEMENT AGREEMENT

                 Agreement made this day of , 2001, between , a [Delaware business trust/Maryland corporation] (the Fund), and Prudential Investments Fund Management LLC, a New York limited liability company (the Manager).

                               W I T N E S S E T H
                 WHEREAS, the Fund is a [DIVERSIFIED/NONDIVERSIFIED], open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

                 WHEREAS, the Fund desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to the Manager with respect to the administration of its day-to-day business affairs, and the Manager is willing to render such investment advisory and administrative services;

                 NOW, THEREFORE, the parties agree as follows:

                          1. The Fund hereby appoints the Manager to act as
manager of the Fund and each series thereof, if any (each a Portfolio), and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Directors/Trustees of the Fund, the Manager is authorized to enter into a subadvisory agreement with The Prudential Investment Corporation, Jennison Associates LLC, or any other subadviser, whether or not affiliated with the Manager (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund the investment advisory services in connection with the management of the Fund (each, a Subadvisory Agreement). Subject to the approval of the Board of Directors/Trustees of the Fund, the Manager is authorized to retain more than one Subadviser for the Fund or any Portfolio, and if the Fund or any Portfolio has more than one Subadviser, the Manager is authorized to allocate the Fund's or the Portfolio's assets among the Subadvisers. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any Subadvisory Agreement. The Fund and Manager understand and agree that the Manager may manage the Fund in a "manager-of-managers" style with either a single or multiple Subadvisers, which contemplates that the Manager will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of the Subadviser to the Fund and to each Portfolio, if applicable, through quantitative and qualitative analysis and consultations with such Subadviser; (ii) periodically make recommendations to the Fund's Board as to whether the contract with one or more Subadvisers should be renewed, modified, or terminated; and
(iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that subject to the approval of the Board of Directors/Trustees of the Fund, a Subadviser's services may be terminated or modified pursuant to the "manager-of-managers" process and that the Manager may appoint a new Subadviser for a Subadviser that is so removed.

                          2. Subject to the supervision of the Board of
Directors/Trustees of the Fund, the Manager shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Manager shall manage the investment operations of the Fund and the composition of the Fund's or Portfolio's portfolio including the purchase, retention and disposition thereof, in accordance with the Fund's and each Portfolio's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement, and subject to the following understandings:

                          (a) The Manager (or a Subadviser under the Manager's supervision) shall provide supervision of the Fund's and each Portfolio's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Fund and each Portfolio, and what portion of the assets will be invested or held uninvested as cash.

                          (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the [ARTICLES OF INCORPORATION/AGREEMENT AND DECLARATION OF TRUST] and By-Laws of the Fund and the Fund's SEC registration statement and with the instructions and directions of the Board of Directors/Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Manager shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC.

                          (c) The Manager (or the Subadviser under the Manager's supervision) shall determine the securities and futures contracts to be purchased or sold by the Fund and each Portfolio and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Fund's Registration Statement or as the Board of Directors/Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Manager (or the Subadviser under the Manager's supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager (or Subadviser under the Manager's supervision) may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager (or Subadviser) may be a party. It is understood that Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Manager (or Subadviser) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager (or the Subadviser under the Manager's supervision) is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Directors/Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Manager (or the Subadviser) in connection with its services to other clients.


                          On occasions when the Manager (or a Subadviser under the Manager's supervision) deems the purchase or sale of a security or a futures contract to be in the best interest of the Fund as well as other clients of the Manager (or the Subadviser), the Manager (or Subadviser), to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager (or the Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                          (d) The Manager (or the Subadviser under the Manager's supervision) shall maintain all books and records with respect to the Fund's portfolio transactions and shall render to the Fund's Board of Directors/Trustees such periodic and special reports as the Board may reasonably request.

                          (e) The Manager (or the Subadviser under the Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund (including those being maintained by the Fund's Custodian).

                          (f) The Manager (or the Subadviser under the Manager's supervision) shall provide the Fund's Custodian on each business day information relating to all transactions concerning the Fund's assets.

                          (g) The investment management services of the Manager to the Fund under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

                          (h) The Manager shall make reasonably available its employees and officers for consultation with any of the Directors/Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

                          3. The Fund has delivered to the Manager copies of
each of the following documents and will deliver to it all future amendments and supplements, if any:

                          (a) [ARTICLES OF INCORPORATION/AGREEMENT AND
         DECLARATION OF TRUST];

                          (b) By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

                          (c) Certified resolutions of the Board of Directors/Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

                          (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the SEC relating to the Fund and its shares of [COMMON STOCK/BENEFICIAL INTEREST] and all amendments thereto; and

                          (e) Prospectus and Statement of Additional Information of the Fund and each of its Portfolios.

                          4. The Manager shall authorize and permit any of its
officers and employees who may be elected as Directors/Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such officers or employees of the Manager.

                          5. The Manager shall keep the Fund's books and
records required to be maintained by it pursuant to Paragraph 2 hereof. The Manager agrees that all records which it maintains for the Fund are the property of the Fund, and it will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to Paragraph 2 hereof.

                          6. During the term of this Agreement, the Manager
shall pay the following expenses:

                          (i) the salaries and expenses of all employees of the Fund and the Manager, except the fees and expenses of Directors/Trustees who are not affiliated persons of the Manager or any Subadviser,

                          (ii) all expenses incurred by the Manager in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund herein, and

                          (iii) the fees, costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement. The Fund assumes and will pay the expenses described below:

                          (a) the fees and expenses incurred by the Fund in connection with the management of the investment and reinvestment of the Fund's assets,

                          (b) the fees and expenses of Fund Directors/Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act,

                          (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith,
        (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Directors/Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

                          (d) the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

                          (e) the charges and expenses of legal counsel and independent accountants for the Fund,

                          (f) brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

                          (g) all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

                          (h) the fees of any trade associations of which the Fund may be a member,

                          (i) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

                          (j) the cost of fidelity, directors' and officers' and errors and omissions insurance,

                          (k) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, and paying notice filing fees under state securities laws, including the preparation and printing of the Fund's registration statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

                          (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors'/Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders in the amount necessary for distribution to the shareholders,

                          (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

                          (n) any expenses assumed by the Fund pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

                          7. For the services provided and the expenses assumed
pursuant to this Agreement, the Fund will pay to the Manager as full compensation therefor a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of each Portfolio of the Fund. This fee will be computed daily, and will be paid to the Manager monthly.

                          8. The Manager shall not be liable for any error of
judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

                          9. This Agreement shall continue in effect for a
period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to any Portfolio by the Fund at any time, without the payment of any penalty, by the Board of Directors/Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Portfolio, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

                          10. Nothing in this Agreement shall limit or restrict
the right of any officer or employee of the Manager who may also be a Director/Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

                          11. Except as otherwise provided herein or authorized
by the Board of Directors/Trustees of the Fund from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

                          12. During the term of this Agreement, the Fund agrees
to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Manager copies of any of the above- mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Fund as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

                          13. This Agreement may be amended by mutual consent,
but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

                          14. Any notice or other communication required to be
given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention:
Secretary; or (2) to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: President.

                          15. This Agreement shall be governed by and construed
in accordance with the laws of the State of New York.

                          16. The Fund may use the name "[INSERT FUND NAME]" or
any name including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name "[INSERT FUND NAME]" or any name including the word "Prudential" if the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

                          IN WITNESS WHEREOF, the parties hereto have caused
this instrument to be executed by their officers designated below as of the day and year first above written.

                                      [FUND]


                                      By:
                                            ------------------------------
                                            John R. Strangfeld
                                            President


                                      PRUDENTIAL INVESTMENTS FUND
                                      MANAGEMENT LLC


                                      By:
                                            ------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                   SCHEDULE A

-------------------------------------------------------------------------------------------------------
Prudential 20/20 Focus Fund                                                         0.75%
-------------------------------------------------------------------------------------------------------
Prudential Index Series Fund
    Prudential Stock Index Fund                                                     0.30%
-------------------------------------------------------------------------------------------------------
Prudential Natural Resources Fund, Inc.                                             0.75%
-------------------------------------------------------------------------------------------------------
Prudential Sector Funds, Inc.
-------------------------------------------------------------------------------------------------------
     Prudential Financial Services Fund                                             0.75%
-------------------------------------------------------------------------------------------------------
     Prudential Technology Fund                                                     0.75%
-------------------------------------------------------------------------------------------------------
     Prudential Utility Fund                                                  0.60% to $250 mil.
                                                                             0.50% next $500 mil.
                                                                             0.45% next $750 mil.
                                                                             0.40% next $500 mil.
                                                                              0.35% next $2 bil.
                                                                             0.325% next $2 bil.
                                                                              0.30% over $6 bil.
-------------------------------------------------------------------------------------------------------
Prudential Small Company Fund, Inc.                                                 0.70%
-------------------------------------------------------------------------------------------------------
Prudential Tax Managed Funds
    Prudential Tax-Managed Equity Fund                                              0.65%
-------------------------------------------------------------------------------------------------------
    Prudential Tax-Managed Small-Cap Fund                                           0.60%
-------------------------------------------------------------------------------------------------------
Prudential U.S. Emerging Growth Fund, Inc.                                   0.60% to $1 bil. and
                                                                             0.55% above $1 bil.
-------------------------------------------------------------------------------------------------------
The Prudential Investment Portfolios, Inc.                                   0.65% to $1 bil.,
    Active Balanced Fund                                                     0.60% above $1 bil
-------------------------------------------------------------------------------------------------------
Prudential Equity Opportunity Fund                                           0.60% to $300 mil,
                                                                             0.575% above $300 mil
-------------------------------------------------------------------------------------------------------
Prudential Jennison Growth Fund                                           0.60% to $300 mil,
                                                                          0.575% next $1.7 bil,
                                                                          0.55% over $5 bil
-------------------------------------------------------------------------------------------------------

                                    EXHIBIT H

                            AMENDMENTS TO FUNDAMENTAL
                      INVESTMENT RESTRICTIONS AND POLICIES

         The following chart compares each Fund's fundamental investment restrictions and policies as they currently exist to the proposed amended provisions. For more information about these changes, please refer to Proposals 5(a) through 5(g) in the Proxy Statement.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS
------------                                               ------------
PRUDENTIAL 20/20 FOCUS FUND

The Fund may not:

1. Purchase securities on margin (but the Fund may         The restriction will not change,
obtain such short-term credits as may be necessary         but will become non-fundamental.
for the clearance of transactions); provided that
the deposit or payment by the Fund of initial or
maintenance margin in connection with futures or
options is not considered the purchase of a security
on margin.

2. Make short sales of securities or maintain a           The restriction will not change,
short position if, when added together, more than         but will become non-fundamental.
25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to
replace securities borrowed to effect short sales
and (ii) allocated to segregated accounts in
connection with short sales. Short sales
"against-the-box" are not subject to this limitation.

3. Issue senior securities, borrow money or pledge         Issue senior securities or borrow money or pledge
its assets, except that the Fund may borrow from           its assets, except as permitted by the 1940 Act
banks up to 20% of the value of its total assets           Laws, Interpretations and Exemptions. For purposes
(calculated when the loan is made) for temporary,          of this restriction, the purchase or sale of
extraordinary or emergency purposes or for the             securities on a when-issued or delayed delivery
clearance of transactions. The Fund may pledge up to       basis, reverse repurchase agreements, short sales,
20% of the value of its total assets to secure such        derivative and hedging transactions, including,
borrowings. For purposes of this restriction, the          without limitation, interest rate swap transactions,
purchase or sale of securities on a when-issued or         and collateral arrangements with respect thereto,
delayed delivery basis, foreign                            and transactions similar to any of the foregoing and


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------
currency forward contracts and collateral                  collateral arrangements with respect thereto, and
arrangements relating thereto, and collateral              obligations of the Fund to Trustees pursuant to
arrangements with respect to futures contracts and         deferred compensation arrangements are not deemed to
options thereon and with respect to the writing of         be a pledge of assets or the issuance of a senior security.
options and obligations of the Fund to Trustees
pursuant to deferred compensation arrangements are
not deemed to be a pledge of assets subject to this
restriction.

4. Purchase any security (other than obligations of        Purchase any security if as a result more than 25% of the Fund's
the U.S. government, its agencies or                       total assets would be invested in the securities of issuers having
instrumentalities) if as a result 25% or more of the       their principal business activities in the same industry, except for
Fund's total assets (determined at the time of the         temporary defensive purposes, and except that this limitation does not
investment) would be invested in a single industry.        apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.


5. Buy or sell real estate or interests in real            Buy or sell real estate, except that investment in
estate, except that the Fund may purchase and sell         securities of issuers that invest in real estate and
securities which are secured by real estate,               investments in mortgage-backed securities, mortgage
securities of companies which invest or deal in real       participations or other instruments supported or
estate and publicly traded securities of real estate       secured by interests in real estate are not subject
investment trusts.                                         to this limitation, and except that the Fund may
                                                           exercise rights relating to such securities,
                                                           including the right to enforce security interests
                                                           and to hold real estate acquired by reason of such
                                                           enforcement until that real estate can be liquidated
                                                           in an orderly manner.

6. Buy or sell commodities or commodity contracts,         Buy or sell physical commodities or contracts
except that the Fund may purchase and sell financial       involving physical commodities, except that the Fund
futures contracts and options thereon, and foreign         may purchase and sell (i) derivative, hedging and
currency forward contracts.                                similar instruments, including, without limitation,
                                                           financial futures contracts and options thereon, and
                                                           (ii) securities or instruments backed by, or the
                                                           return from which is linked to, physical commodities
                                                           or currencies, including, without limitation,
                                                           forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.

7. Act as underwriter except to the extent that, in        No change.
connection with the disposition of portfolio
securities, it may be deemed to be an underwriter
under certain federal securities laws.

8. Make investments for the purpose of exercising          This restriction will not change, but will become
control or management.                                     non-fundamental.

9. Invest in securities of other non-affiliated            This restriction will become non-fundamental and,
investment companies, except by purchases in the           as described in proposal 5(h), is expected to be
open market involving only customary brokerage             amended by the Board.
commissions and as a result of which the Fund will
not hold more than 3% of the outstanding voting
securities of any one investment company,


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets
(determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

10. Make loans, except through (a) repurchase              The Fund may make loans, including loans of
agreements and (b) loans of portfolio securities           assets of the Fund, repurchase agreements, trade
limited to 33 1/3 of the Fund's total assets. 11.          claims, loan participations or similar investments,
Purchase more than 10% of all outstanding voting           or as permitted by the 1940 Act Laws,
securities of any one issuer.                              Interpretations and Exemptions. The acquisition of bonds,
                                                           debentures, other debt securities or instruments, or
                                                           participations or other interests therein and
                                                           investments in government obligations, commercial
                                                           paper, certificates of deposit, bankers' acceptances
                                                           or instruments similar to any of the foregoing will
                                                           not be considered the making of a loan, and is permitted
                                                           if consistent with the Fund's investment objective.

PRUDENTIAL INDEX SERIES FUND
         PRUDENTIAL STOCK INDEX FUND

The Fund may not:

1. Purchase any security if, as a result, with             Purchase the securities of any issuer if, as a
respect to 75% of the Fund's total assets, more than       result, the Fund would fail to be a diversified
5% of the value of its total assets (determined at         company within the meaning of the 1940 Act, and the
the time of investment) would then be invested in          rules and regulations promulgated thereunder, as
the securities of any one issuer.                          each may be amended from time to time, except to
                                                           the extent that the Fund may be permitted to do so
                                                           by exemptive order, SEC release, no-action letter or
                                                           similar relief or interpretations (collectively, the
                                                           "1940 Act Laws, Interpretations and Exemptions").

2. Purchase a security if more than 10% of the             The restriction will not change, but will
outstanding voting securities of any one issuer            become non-fundamental, to the extent not included
would be held by the Fund.                                 within restriction no. 1.

3. Purchase a security if, as a result, 25% or more        Purchase any securities if as a result more than 25%
of the value of its total assets (determined at the        of the Fund's total assets would be invested in the
time of investment) would be invested in securities        securities of issuers having their principal
of one or more issuers having their principal              business activities in the same industry, except for
business activities in the same industry. This             temporary defensive purposes, and except that this
restriction does not apply to obligations issued or        limitation does not apply to securities issued or
guaranteed by the United States Government, its            guaranteed by the U.S. government, its agencies or
agencies or instrumentalities.                             instrumentalities.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

4. Purchase or sell real estate or interests therein       Buy or sell real estate, except that investment in
(including limited partnership interests), although        securities of issuers that invest in real estate and
a Fund may purchase securities of issuers which            investments in mortgage-backed securities, mortgage
engage in real estate operations and securities            participations or other instruments supported or
which are secured by real estate or interests              secured by interests in real estate are not subject
therein.                                                   to this limitation, and except that the Fund may
                                                           exercise rights relating to such securities,
                                                           including the right to enforce security interests
                                                           and to hold real estate acquired by reason of such
                                                           enforcement until that real estate can be liquidated
                                                           in an orderly manner.

5. Purchase or sell commodities or commodity futures       Buy or sell physical commodities or contracts
contracts, except that the Fund may purchase and sell      involving physical commodities, except that the Fund
financial futures contracts and options thereon and        may purchase and sell (i) derivative, hedging and
that forward contracts are not deemed to be                similar instruments, including, without limitation,
commodities or commodity futures contracts.                financial futures contracts and options thereon, and
                                                           (ii) securities or instruments backed by, or the
                                                           return from which is linked to, physical commodities
                                                           or currencies, including, without limitation,
                                                           forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.

6. Purchase oil, gas or other mineral leases, rights       The restriction will not change, but will
or royalty contracts or exploration or development         become non-fundamental.
programs, except that the Fund may invest in the
securities of companies which operate, invest in or
sponsor such programs.

7. Issue senior securities, borrow money or pledge         Issue senior securities or borrow money or pledge
its assets, except that each Fund may borrow from          its assets, except as permitted by the 1940 Act
banks or through forward rolls, dollar rolls or            Laws, Interpretations and Exemptions. For purposes
reverse repurchase agreements up to 20% of the value       of this restriction, the purchase or sale of
of its total assets to take advantage of investment        securities on a when-issued or delayed delivery
opportunities, for temporary, extraordinary or             basis, reverse repurchase agreements, short sales,
emergency purposes, or for the clearance of                derivative and hedging transactions, including,
transactions and may pledge up to 20% of the value         without limitation, interest rate swap transactions,
of its total assets to secure such borrowings. For         and collateral arrangements with respect thereto,
purposes of this restriction, the purchase or sale         and transactions similar to any of the foregoing and
of securities on a "when-issued" or delayed delivery       collateral arrangements with respect thereto, and
basis; the purchase and sale of options, financial         obligations of the Fund to Trustees pursuant to
futures contracts and options thereon; the entry           deferred compensation arrangements are not deemed
into repurchase agreements and collateral and margin       to be a pledge of assets or the issuance
arrangements with respect to any of the foregoing,         of a senior security.
will not be deemed to be a pledge of assets nor the
issuance of senior securities.

8. Make loans except by the purchase of fixed-income       The Fund may make loans, including through loans of
securities in which the Fund may invest consistently       assets of the Fund, repurchase agreements, trade
with its investment objective and policies or by use       claims, loan participations or similar investments,
of reverse repurchase and repurchase agreements,           or as permitted by the 1940 Act Laws,
forward rolls, dollar rolls and securities lending         Interpretations and Exemptions. For purposes of this
arrangements.                                              limitation and consistent with the Fund's investment
                                                           objective, the acquisition of bonds, debentures,
                                                           other debt securities or instruments, or
                                                           participations or other interests therein and
                                                           investments in government obligations, commercial
                                                           paper, certificates of deposit, bankers' acceptances
                                                           or instruments similar to any of the foregoing will
                                                           not be considered the making of a loan.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

9. Make short sales of securities.                         The restriction will not change, but will
                                                           become non-fundamental.

10. Purchase securities on margin, except for such         The restriction will not change, but will
short-term loans as are necessary for the clearance        become non-fundamental.
of purchases of portfolio securities. (For the
purpose of this restriction, the deposit or payment
by any Fund of initial or maintenance margin in
connection with financial futures contracts is not
considered the purchase of a security on margin.)

11. Act as underwriter except to the extent that, in       Act as underwriter except to the extent that, in
connection with the disposition of portfolio               connection with the disposition of portfolio
securities, it may be deemed to be an underwriter          securities, it may be deemed to be an underwriter
under certain federal securities laws. The Fund has        under certain federal securities laws.
no limit with respect to investments in restricted
securities.

PRUDENTIAL NATURAL RESOURCES FUND, INC.

The Fund may not:

1. Purchase securities on margin (but the Fund may         The restriction will not change, but will
obtain such short-term credits as may be necessary         become non-fundamental.
for the clearance of transactions); provided that
the deposit or payment by the Fund of initial or
maintenance margin in connection with futures or
options is not considered the purchase of a security
on margin.

2. Make short sales of securities or maintain a            The restriction will not change, but will
short position, except short sales against-the-box.        become non-fundamental.


3. Issue senior securities, borrow money or pledge         Issue senior securities or borrow money or pledge
its assets, except that the Fund may borrow up to          its assets, except as permitted by the 1940 Act
20% of the value of its total assets (calculated           Laws, Interpretations and Exemptions. For purposes
when the loan is made) for temporary, extraordinary        of this restriction, the purchase or sale of
or emergency purposes or for the clearance of              securities on a when-issued or delayed delivery
transactions. The Fund                                     basis, reverse repurchase agreements, short sales,
                                                           derivative and hedging transactions, including,
                                                           without limitation, interest rate swap transactions,
                                                           and collateral arrangements with respect thereto,
                                                           and transactions similar to any of the foregoing and
                                                           collateral arrangements with respect thereto, and
                                                           obligations of the Fund to Directors pursuant to
                                                           deferred compensation arrangements are not deemed to
                                                           be a pledge of assets or the issuance of a senior security.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

4. Purchase any security (other than obligations of        The first portion of the restriction is proposed to be eliminated
the U.S. Government, its agencies or                       (so that the Fund will be non-diversified).
instrumentalities) if as a result: (i) with respect             - and -
to 75% of the Fund's total assets, more than 5% of         Purchase any securities if as a result more than 25% of the Fund's
the Fund's total assets (determined at the time of         total assets would be invested in the securities of issuers having
investment) would then be invested in securities of        their principal business activities in the same industry, except for
a single issuer, or (ii) 25% or more of the Fund's         temporary defensive purposes, and except that this limitation does not
total assets (determined at the time of investment)        apply to securities issued or guaranteed by the U.S. government, its
would be invested in a single industry.                    agencies or instrumentalities.

5. Purchase any security if as a result the Fund           The restriction will not change, but will become
would then hold more than 10% of the outstanding           non-fundamental, to the extent not included within restriction no. 4.
voting securities of an issuer.

6. Buy or sell real estate or interests in real            Buy or sell real estate, except that investment in
estate, except that the Fund may purchase and sell         securities of issuers that invest in real estate and
securities which are secured by real estate,               investments in mortgage-backed securities, mortgage
securities of companies which invest or deal in real       participations or other instruments supported or
estate and publicly traded securities of real estate       secured by interests in real estate are not subject
investment trusts. The Fund may not purchase               to this limitation, and except that the Fund may
interests in real estate limited partnerships which        exercise rights relating to such securities,
are not readily marketable.                                including the right to enforce security interests
                                                           and to hold real estate acquired by reason of such
                                                           enforcement until that real estate can be liquidated
                                                           in an orderly manner.

7. Buy or sell commodities or commodity contracts.         Buy or sell physical commodities or contracts
(For purposes of this restriction, futures contracts       involving physical commodities, except that the Fund
on currencies and on stock indices and forward             may purchase and sell (i) derivative, hedging and
foreign currency exchange contracts are not deemed         similar instruments, including, without limitation,
to be commodities or commodity contracts.)                 financial futures contracts and options thereon, and
                                                           (ii) securities or instruments backed by, or the
                                                           return from which is linked to, physical commodities
                                                           or currencies, including, without limitation,
                                                           forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------
8. Act as underwriter except to the extent that, in        No change.
connection with the disposition of portfolio
securities, it may be deemed to be an underwriter
under certain federal securities laws.

9. Make investments for the purpose of exercising          The restriction will not change, but will
control or management.                                     become non-fundamental.

10. Invest in securities of other registered               The restriction will become non-fundamental and, as described
investment companies, except by purchases in the           in proposal 5(h), is expected to be amended by the Board.
open market involving only customary brokerage
commissions and as a result of which not more than
5% of its total assets (determined at the time of
investment) would be invested in such securities, or
except as part of a merger, consolidation or other
acquisition.

11. Invest in interests in oil, gas or other mineral       The restriction will not change, but will
exploration or development programs, except that the       become non-fundamental.
Fund may invest in the securities of companies which
invest in or sponsor such programs.

12. Make loans, except through (i) repurchase              The Fund may make loans, including loans of
agreements and (ii) loans of portfolio securities          assets of the Fund, repurchase agreements, trade
(limited to 30% of the Fund's total assets).               claims, loan participations or similar investments,
                                                           or as permitted by the 1940 Act Laws,
                                                           Interpretations and Exemptions. The acquisition of bonds,
                                                           debentures, other debt securities or instruments, or
                                                           participations or other interests therein and
                                                           investments in government obligations, commercial
                                                           paper, certificates of deposit, bankers' acceptances
                                                           or instruments similar to any of the foregoing will
                                                           not be considered the making of a loan, and is permitted
                                                           if consistent with the Fund's investment objective.

13. Purchase any security if as a result the Fund          The restriction will not change, but will
would then have more than 5% of its total assets           become non-fundamental.
(determined at the time of the investment) invested
in securities of companies (including predecessors)
less than three years old, except that the Fund may
invest in the securities of any U.S. Government
agency or instrumentality, and in any security
guaranteed by such agency or instrumentality and
except that the Fund may invest in securities rated
in the top three grades by a nationally recognized
rating agency.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

PRUDENTIAL SECTOR FUNDS, INC.
- PRUDENTIAL FINANCIAL SERVICES FUND
- PRUDENTIAL HEALTH SCIENCES FUND
- PRUDENTIAL TECHNOLOGY FUND

1. Issue senior securities, borrow money or pledge         Issue senior securities or borrow money or pledge
its assets, except that the Fund may borrow from           its assets, except as permitted by the 1940 Act
banks up to 33 1/3% of the value of its total assets       Laws, Interpretations and Exemptions. For purposes
(calculated when the loan is made) for temporary,          of this restriction, the purchase or sale of
extraordinary or emergency purposes or for the             securities on a when-issued or delayed delivery
clearance of transactions. Each of these Funds may         basis, reverse repurchase agreements, short sales,
pledge up to 33 1/3% of the value of its total             derivative and hedging transactions, including,
assets to secure such borrowings. For purposes of          without limitation, interest rate swap transactions,
this restriction, the purchase or sale of securities       and collateral arrangements with respect thereto,
on a when-issued or delayed delivery basis, forward        and transactions similar to any of the foregoing and
foreign currency exchange contracts and collateral         collateral arrangements with respect thereto, and
arrangements relating thereto, and collateral              obligations of the Fund to Directors pursuant to
arrangements with respect to futures contracts and         deferred compensation arrangements are not deemed to be
options thereon and with respect to the writing of         a pledge of assets or the issuance of a senior security.
options and obligations of a Fund to Directors
pursuant to deferred compensation arrangements are
not deemed to be a pledge of assets subject to this
restriction.

2. Buy or sell real estate or interests in real            Buy or sell real estate, except that investment in
estate, except that a Fund may purchase and sell           securities of issuers that invest in real estate and
securities which are secured by real estate,               investments in mortgage-backed securities, mortgage
securities of companies which invest or deal in real       participations or other instruments supported or
estate and publicly traded securities of real estate       secured by interests in real estate are not subject
investment trusts.                                         to this limitation, and except that the Fund may
                                                           exercise rights relating to such securities,
                                                           including the right to enforce security interests
                                                           and to hold real estate acquired by reason of such
                                                           enforcement until that real estate can be liquidated
                                                           in an orderly manner.

3. Buy or sell commodities or commodity contracts,         Buy or sell physical commodities or contracts
except that a Fund may purchase and sell financial         involving physical commodities, except that the Fund
futures contracts and options thereon, and forward         may purchase and sell (i) derivative, hedging and
foreign currency exchange contracts.                       similar instruments, including, without limitation,
                                                           financial futures contracts and options thereon, and
                                                           (ii) securities or instruments backed by, or the
                                                           return from which is linked to, physical commodities
                                                           or currencies, including, without limitation,
                                                           forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.

4. Act as underwriter except to the extent that, in        No change.
connection with the disposition of portfolio
securities, it may be deemed to be an underwriter
under certain federal securities laws.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

5. Make loans, except through (a) repurchase               The Fund may make loans, including loans of
agreements and (b) loans of portfolio securities           assets of the Fund, repurchase agreements, trade
limited to 33 1/3% of the Fund's total assets.             claims, loan participations or similar investments,
                                                           or as permitted by the 1940 Act Laws,
                                                           Interpretations and Exemptions. The acquisition of
                                                           bonds, debentures, other debt securities or instruments,
                                                           or participations or other interests therein and
                                                           investments in government obligations, commercial
                                                           paper, certificates of deposit, bankers' acceptances
                                                           or instruments similar to any of the foregoing will
                                                           not be considered the making of a loan, and is permitted
                                                           if consistent with the Fund's investment objective.

6. Purchase any security (other than obligations of        This restriction will not change and
the U.S. Government, its agencies or                       will remain fundamental.
instrumentalities) if, as a result, 25% or more of
the Fund's total assets (determined at the time of
the investment) would be invested in any one
industry other than as follows: Prudential Financial
Services Fund will concentrate its investments
(i.e., will invest at least 25% of its total assets
under normal circumstances) in securities of
companies in the financial services group of
industries. Prudential Health Sciences Fund will
concentrate its investments (i.e., will invest at
least 25% of its total assets under normal
circumstances) in securities of companies in the
health sciences group of industries. Prudential
Technology Fund will concentrate its investments
(i.e., will invest at least 25% of its total assets
under normal circumstances) in securities of
companies in the technology group of industries.



CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

PRUDENTIAL SECTOR FUNDS, INC.
- PRUDENTIAL UTILITY FUND

The Fund may not:

1. Purchase any security (other than obligations of        The first portion of the restriction is proposed
the U.S. Government, its agencies, or                      to be eliminated (so that the Fund will be
instrumentalities) if as a result with respect to          non-diversified). The second portion, which is
75% of the Fund's total assets, more than 5% of the        the Fund's concentration policy, is proposed to
Fund's total assets (taken at current value) would         be re-cast to read: Prudential Utility Fund
then be invested in securities of a single issuer;         will concentrate its investments (i.e., will
the Fund will concentrate its investments in utility       invest at least 25% of its total assets under
stocks as described under "Description of the Funds,       normal circumstances) in securities of
Their Investments and Risks."                              companies in the utility group of industries.



2. Purchase securities on margin (but the Fund may         The restriction will not change, but will become
obtain such short-term credits as may be necessary         non-fundamental.
for the clearance of transactions); the deposit or
payment by the Fund of initial or maintenance margin
in connection with options, futures contracts,
options on futures contracts, forward foreign
currency exchange contracts or options on currencies
is not considered the purchase of a security on
margin.



3. Make short sales of securities or maintain a            The restriction will not change, but will become
short position, unless at all times when a short           non-fundamental.
position is open it owns an equal amount of such
securities or securities convertible into or
exchangeable, without payment of any further
consideration, for securities of the same issue as,
and equal in amount to, the securities sold short,
and unless not more than 25% of the Fund's net
assets (taken at current value) is held as
collateral for such sales at any one time.



CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

4. Issue senior securities, borrow money or pledge         Issue senior securities or borrow money or pledge
its assets, except that the Fund may borrow up to          its assets, except as permitted by the 1940 Act
20% of the value of its total assets (calculated           Laws, Interpretations and Exemptions. For purposes
when the loan is made) for temporary, extraordinary        of this restriction, the purchase or sale of
or emergency purposes or for the clearance of              securities on a when-issued or delayed delivery
transactions. The Fund may pledge up to 20% of the         basis, reverse repurchase agreements, short sales,
value of its total assets to secure such borrowings.       derivative and hedging transactions, including,
For purposes of this restriction, obligations of the       without limitation, interest rate swap transactions,
Fund to Directors pursuant to deferred compensation        and collateral arrangements with respect thereto,
arrangements, the purchase and sale of securities on       and transactions similar to any of the foregoing and
a when-issued or delayed delivery basis, the               collateral arrangements with respect thereto, and
purchase and sale of options, futures contracts,           obligations of the Fund to Directors
options on futures contracts, forward foreign              pursuant to deferred compensation arrangements are
currency exchange contracts and options on                 not deemed to be a pledge of assets or the issuance
currencies and collateral arrangements with respect        of a senior security.
to the purchase and sale of options, futures
contracts, options on futures contracts, forward
foreign currency exchange contracts and options on
currencies are not deemed to be the issuance of a
senior security or the pledge of assets.

5. Purchase any security if as a result the Fund           The restriction will be eliminated if proposal 5(a)
would then hold more than 10% of the outstanding           is approved.
voting securities of an issuer.

6. Purchase any security if as a result the Fund           The restriction will not change, but will become
would then have more than 5% of its total assets           non-fundamental.
(taken at current value) invested in securities of
companies (including predecessors) less than three
years old.

7. Buy or sell commodities or commodity contracts,         Buy or sell physical commodities or contracts
or real estate or interests in real estate, except         involving physical commodities, except that the Fund
that the Fund may purchase and sell options, futures       may purchase and sell (i) derivative, hedging and
contracts, options on futures contracts, forward           similar instruments, including, without limitation,
foreign currency exchange contracts and options on         financial futures contracts and options thereon, and
currencies and securities which are secured by real        (ii) securities or instruments backed by, or the
estate and securities of companies which invest or         return from which is linked to, physical commodities
deal in real estate.                                       or currencies, including, without limitation,
                                                           forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

8. Act as underwriter except to the extent that, in        No change.
connection with the disposition of portfolio
securities, it may be deemed to be an underwriter
under certain federal securities laws.

9. Make investments for the purpose of exercising          The restriction will not change, but will become
control or management.                                     non-fundamental.

10. Invest in securities of other investment               The restriction will become non-fundamental
companies, except by purchases in the open market          and, as described in proposal 5(h), is expected to
involving only customary brokerage commissions and         be amended by the Board.
as a result of which not more than 5% of its total
assets (taken at current value) would be invested in
such securities, or except as part of a merger,
consolidation or other acquisition.

11. Invest in interests in oil, gas or other mineral       The restriction will not change, but will become
exploration or development programs, although it may       non-fundamental.
invest in the common stocks of companies which
invest in or sponsor such programs.

12. Make loans, except through (i) the purchase of         The Fund may make loans, including loans of
bonds, debentures, commercial paper, corporate notes       assets of the Fund, repurchase agreements, trade
and similar evidences of indebtedness of a type            claims, loan participations or similar investments,
commonly sold privately to financial institutions,         or as permitted by the 1940 Act Laws,
(ii) the lending of its portfolio securities, as           Interpretations and Exemptions.
described under "Description of the Funds, Their           The acquisition of bonds, debentures,
Investments and Risks--Lending of Securities" and          other debt securities or instruments, or
(iii) repurchase agreements. (The purchase of a            participations or other interests therein and
portion of an issue of securities described under          investments in government obligations, commercial
(i) above distributed publicly, whether or not the         paper, certificates of deposit, bankers' acceptances
purchase is made on the original issuance, is not          or instruments similar to any of the foregoing will
considered the making of a loan.)                          not be considered the making of a loan, and is
                                                           permitted if consistent with the Fund's
                                                           investment objective.



CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

PRUDENTIAL SMALL COMPANY FUND, INC.

The Fund may not:

(1) With respect to 75% of the Fund's total assets,        Purchase the securities of any issuer if, as a
invest more than 5% of the value of its total assets       result, the Fund would fail to be a diversified
in the securities of any one issuer (other than            company within the meaning of the 1940 Act, and the
obligations issued or guaranteed by the United             rules and regulations promulgated thereunder, as
States Government, its agencies or                         each may be amended from time to time, except to
instrumentalities). It is the current policy (but          the extent that the Fund may be permitted to do so
not a fundamental policy) of the Fund not to invest        by exemptive order, SEC release, no-action letter or
more than 5% of the value of its total assets in           similar relief or interpretations (collectively, the
securities of any one issuer.                              "1940 Act Laws, Interpretations and Exemptions").



(2) Purchase more than 10% of the outstanding voting       The restriction will not change, but will become
securities of any one issuer.                              non-fundamental, to the extent not included
                                                           within restriction no. 1.

(3) Invest more than 25% of the value of its total         Purchase any securities if as a result more than 25%
assets in securities of issuers in any one industry.       of the Fund's total assets would be invested in the
This restriction does not apply to obligations             securities of issuers having their principal
issued or guaranteed by the United States Government       business activities in the same industry, except for
or its agencies or instrumentalities.                      temporary defensive purposes, and except that this
                                                           limitation does not apply to securities issued or
                                                           guaranteed by the U.S. government, its agencies or
                                                           instrumentalities.

(4) Purchase or sell real estate or interests              Buy or sell real estate, except that investment in
therein, although the Fund may purchase securities         securities of issuers that invest in real estate and
of issuers which engage in real estate operations          investments in mortgage-backed securities, mortgage
and securities which are secured by real estate or         participations or other instruments supported or
interests therein.                                         secured by interests in real estate are not subject
                                                           to this limitation, and except that the Fund may
                                                           exercise rights relating to such securities,
                                                           including the right to enforce security interests
                                                           and to hold real estate acquired by reason of such
                                                           enforcement until that real estate can be liquidated
                                                           in an orderly manner.

(5) Purchase or sell commodities or commodity              Buy or sell physical commodities or contracts
futures contracts, except that transactions in             involving physical commodities, except that the Fund
foreign currency financial futures contracts and           may purchase and sell (i) derivative, hedging and
forward contracts and related options are not              similar instruments, including, without limitation,
considered to be transactions in commodities or            financial futures contracts and options thereon, and
commodity contracts.                                       (ii) securities or instruments backed by, or the
                                                           return from which is linked to, physical commodities
                                                           or currencies, including, without limitation,
                                                           forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.

(6) Purchase oil, gas or other mineral leases,             The restriction will not change, but will become
rights or royalty contracts or exploration or              non-fundamental.
development programs, except that the Fund may
invest in the securities of companies which operate,
invest in or sponsor such programs.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

(7) Purchase securities of other investment                The restriction will become non-fundamental
companies, except by purchases in the open market          and, as described in proposal 5(h), is
involving only customary brokerage commissions and         expected to be amended by the Board.
as a result of which not more than 10% of its total
assets (determined at the time of investment) would
be invested in such securities or except in
connection with a merger, consolidation,
reorganization or acquisition of assets.

(8) Issue senior securities, borrow money or pledge        Issue senior securities or borrow money or pledge
its assets, except that the Fund may borrow up to          its assets, except as permitted by the 1940 Act
20% of the value of the total assets (calculated           Laws, Interpretations and Exemptions. For purposes
when the loan is made) for temporary, extraordinary        of this restriction, the purchase or sale of
or emergency purposes or for the clearance of              securities on a when-issued or delayed delivery
transactions. The Fund may pledge up to 20% of the         basis, reverse repurchase agreements, short sales,
value of its total assets to secure such borrowings.       derivative and hedging transactions, including,
Secured borrowings may take the form of reverse            without limitation, interest rate swap transactions,
repurchase agreements, pursuant to which the Fund          and collateral arrangements with respect thereto,
would sell portfolio securities for cash and               and transactions similar to any of the foregoing and
simultaneously agree to repurchase them at a               collateral arrangements with respect thereto, and
specified date for the same amount of cash plus an         obligations of the Fund to Directors
interest component. For purposes of this                   pursuant to deferred compensation arrangements are
restriction, obligations of the Fund to Directors          not deemed to be a pledge of assets or the issuance
pursuant to deferred compensation arrangements, the        of a senior security.
purchase and sale of securities on a when-issued or
delayed delivery basis, the purchase and sale of
forward foreign currency exchange contracts and
financial futures contracts and related options and
collateral arrangements with respect to margins for
financial futures contracts and with respect to
options are not deemed to be the issuance of a
senior security or a pledge of assets.

(9) Make loans of money or securities, except by the       The Fund may make loans, including loans of
purchase of debt obligations in which the Fund may         assets of the Fund, repurchase agreements, trade
invest consistently with its investment objective          claims, loan participations or similar investments,
and policies or by investment in repurchase                or as permitted by the 1940 Act Laws,
agreements.                                                Interpretations and Exemptions. The acquisition
                                                           of bonds, debentures, other debt securities or
                                                           instruments, or participations or other interests
                                                           therein and investments in government obligations,
                                                           commercial paper, certificates of deposit, bankers'
                                                           acceptances or instruments similar to any of
                                                           the foregoing will not be considered the making
                                                           of a loan, and is permitted if consistent with
                                                           the Fund's investment objective.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

(10) Make short sales of securities except short           The restriction will not change, but will become
sales against-the-box.                                     non-fundamental.












(11) Purchase securities on margin, except for such        The restriction will not change, but will become
short-term loans as are necessary for the clearance        non-fundamental.
of purchases of portfolio securities. (For the
purpose of this restriction, the deposit or payment
by the Fund of initial or maintenance margin in
connection with financial futures contracts is not
considered the purchase of a security on margin.)







(12) Engage in the underwriting of securities,             Act as underwriter except to the extent that, in
except insofar as the Fund may be deemed an                connection with the disposition of portfolio
underwriter under the Securities Act, in disposing         securities, it may be deemed to be an underwriter
of a portfolio security.                                   under certain federal securities laws.

(13) Invest for the purpose of exercising control or       The restriction will not change, but will become
management of any other issuer.                            non-fundamental.

PRUDENTIAL TAX-MANAGED FUNDS
- PRUDENTIAL TAX-MANAGED EQUITY FUND

The Fund may not:

1. Issue senior securities, borrow money or pledge         Issue senior securities or borrow money or pledge
its assets, except that the Fund may borrow from           its assets, except as permitted by the 1940 Act
banks up to 33 1/3% of the value of its total assets       Laws, Interpretations and Exemptions. For purposes
(calculated when the loan is made) for temporary,          of this restriction, the purchase or sale of
extraordinary or emergency purposes or for the             securities on a when-issued or delayed delivery
clearance of transactions. The Fund may pledge up to       basis, reverse repurchase agreements, short sales,
33 1/3% of the value of its total assets to secure         derivative and hedging transactions, including,
such borrowings. For purposes of this restriction,         without limitation, interest rate swap transactions,
the purchase or sale of securities on a when-issued        and collateral arrangements with respect thereto,
or delayed delivery basis, forward foreign currency        and transactions similar to any of the foregoing and
exchange contracts and collateral arrangements             collateral arrangements with respect thereto, and
relating thereto, and collateral arrangements with         obligations of the Fund to [Directors/Trustees]
respect to futures contracts and options thereon and       pursuant to deferred compensation arrangements are
with respect to the writing of options and                 not deemed to be a pledge of assets or the issuance
obligations                                                of a senior security.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

of the Fund to Trustees pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

2. Purchase any security (other than obligations of        Purchase the securities of any issuer if, as a
the U.S. Government, its agencies or                       result, the Fund would fail to be a diversified
instrumentalities) if as a result, with respect to         company within the meaning of the 1940 Act, and the
75% of the Fund's total assets, more than 5% of the        rules and regulations promulgated thereunder, as
Fund's total assets (determined at the time of             each may be amended from time to time, except to
investment) would then be invested in securities of        the extent that the Fund may be permitted to do so
a single issuer.                                           by exemptive order, SEC release, no-action letter or
                                                           similar relief or interpretations (collectively, the
                                                           "1940 Act Laws, Interpretations and Exemptions").



3. Buy or sell real estate or interests in real            Buy or sell real estate, except that investment in
estate, except that the Fund may purchase and sell         securities of issuers that invest in real estate and
securities which are secured by real estate,               investments in mortgage-backed securities, mortgage
securities of companies which invest or deal in real       participations or other instruments supported or
estate and publicly traded securities of real estate       secured by interests in real estate are not subject
investment trusts.                                         to this limitation, and except that the Fund may
                                                           exercise rights relating to such securities,
                                                           including the right to enforce security interests
                                                           and to hold real estate acquired by reason of such
                                                           enforcement until that real estate can be liquidated
                                                           in an orderly manner.

4. Buy or sell commodities or commodity contracts,         Buy or sell physical commodities or contracts
except that the Fund may purchase and sell financial       involving physical commodities, except that the Fund
futures contracts and options thereon, and foreign         may purchase and sell (i) derivative, hedging and
currency forward contracts.                                similar instruments, including, without limitation,
                                                           financial futures contracts and options thereon, and
                                                           (ii) securities or instruments backed by, or the
                                                           return from which is linked to, physical commodities
                                                           or currencies, including, without limitation,
                                                           forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.

5. Act as underwriter except to the extent that, in        No change.
connection with the disposition of portfolio
securities, it may be deemed to be an underwriter
under certain federal securities laws.

6. Make loans, except through (i) repurchase               The Fund may make loans, including loans of
agreements and (ii) loans of portfolio securities          assets of the Fund, repurchase agreements, trade
limited to 33 1/3 of the Fund's total assets.              claims, loan participations or similar investments,
                                                           or as permitted by the 1940 Act Laws,
                                                           Interpretations and Exemptions. The acquisition of
                                                           bonds, debentures, other debt securities or instruments,
                                                           or participations or other interests therein and
                                                           investments in government obligations, commercial
                                                           paper, certificates of deposit, bankers' acceptances
                                                           or instruments similar to any of the foregoing will
                                                           not be considered the making of a loan, and is
                                                           permitted if consistent with the Fund's investment objective.

7. Purchase any security (other than obligations of        Purchase any securities if as a result more than 25%
the U.S. Government, its agencies or                       of the Fund's total assets would be invested in the
instrumentalities) if as a result 25% or more of the       securities of issuers having their principal
Fund's total assets (determined at the time of             business activities in the same industry, except for
investment) would be invested in a single industry.        temporary defensive purposes, and except that this
                                                           limitation does not apply to securities issued or
                                                           guaranteed by the U.S. government, its agencies or
                                                           instrumentalities.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

PRUDENTIAL TAX-MANAGED
SMALL-CAP FUND, INC.

The Fund may not:

1. Purchase securities on margin (but the Fund may         The restriction will not change, but will become
obtain such short-term credits as may be necessary         non-fundamental.
for the clearance of transactions); provided that
the deposit or payment by the Fund of initial or
maintenance margin in connection with futures or
options is not considered the purchase of a security
on margin.

2. Make short sales of securities or maintain a           The restriction will not change, but will become
short position if, when added together, more than         non-fundamental.
25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to
replace securities borrowed to effect short sales
and (ii) allocated to segregated accounts in
connection with short sales. Short sales
"against-the-box" are not subject to this limitation.

3. Issue senior securities, borrow money or pledge         Issue senior securities or borrow money or pledge
its assets, except that the Fund may borrow from           its assets, except as permitted by the 1940 Act
banks up to 20% of the value of its total assets           Laws, Interpretations and Exemptions. For purposes
(calculated when the loan is made) for temporary,          of this restriction, the purchase or sale of
                                                           securities on a when-issued or delayed delivery
                                                           basis, reverse repurchase agreements, short sales,
                                                           derivative and hedging transactions, including,
                                                           without limitation, interest rate swap transactions,
                                                           and collateral arrangements with respect thereto,
                                                           and transactions similar to any of the foregoing and
                                                           collateral arrangements with respect thereto, and
                                                           obligations of the Fund to Directors
                                                           pursuant to deferred compensation arrangements are
                                                           not deemed to be a pledge of assets or the issuance
                                                           of a senior security.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, foreign currency forward contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.

4. Purchase any security (other than obligations of        Purchase the securities of any issuer if, as a
the U.S. government, its agencies or                       result, the Fund would fail to be a diversified
instrumentalities) if as a result: (i) with respect        company within the meaning of the 1940 Act, and the
to 75% of the Fund's total assets, more than 5% of         rules and regulations promulgated thereunder, as
the Fund's total assets (determined at the time of         each may be amended from time to time, except to
investment) would then be invested in securities of        the extent that the Fund may be permitted to do so
a single issuer, or (ii) 25% or more of the Fund's         by exemptive order, SEC release, no-action letter or
total assets (determined at the time of the                similar relief or interpretations (collectively,
investment) would be invested in a single industry.        the "1940 Act Laws, Interpretations and Exemptions").

5. Buy or sell real estate or interests in real            Buy or sell real estate, except that investment in
estate, except that the Fund may purchase and sell         securities of issuers that invest in real estate and
securities which are secured by real estate,               investments in mortgage-backed securities, mortgage
securities of companies which invest or deal in real       participations or other instruments supported or
estate and publicly traded securities of real estate       secured by interests in real estate are not subject
investment trusts. The Fund may not purchase               to this limitation, and except that the Fund may
interests in real estate limited partnerships which        exercise rights relating to such securities,
are not readily marketable.                                including the right to enforce security interests
                                                           and to hold real estate acquired by reason of such
                                                           enforcement until that real estate can be liquidated
                                                           in an orderly manner.

6. Buy or sell commodities or commodity contracts,         Buy or sell physical commodities or contracts
except that the Fund may purchase and sell financial       involving physical commodities, except that the Fund
futures contracts and options thereon, and foreign         may purchase and sell (i) derivative, hedging and
currency forward contracts.                                similar instruments, including, without limitation,
                                                           financial futures contracts and options thereon, and
                                                           (ii) securities or instruments backed by, or the
                                                           return from which is linked to, physical commodities
                                                           or currencies, including, without limitation,
                                                           forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.

7. Act as underwriter except to the extent that, in        No change.
connection with the disposition of portfolio
securities, it may be deemed to be an underwriter
under certain federal securities laws.

CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

8. Make investments for the purpose of exercising         The restriction will not change, but will become
control or management.                                    non-fundamental.

9. Invest in securities of other non-affiliated           The restriction will become non-fundamental
investment companies, except by purchases in the          and, as described in proposal 5(h), is
open market involving only customary brokerage            expected to be amended by the Board.
commissions and as a result of which the Fund will
not hold more than 3% of the outstanding voting
securities of any one investment company, will not
have invested more than 5% of its total assets in
any one investment company and will not have
invested more than 10% of its total assets
(determined at the time of investment) in such
securities of one or more investment companies, or
except as part of a merger, consolidation or other
acquisition.

10. Make loans, except through (i) repurchase              The Fund may make loans, including loans of
agreements and (ii) loans of portfolio securities          assets of the Fund, repurchase agreements, trade
limited to 33 1/3 of the Fund's total assets.              claims, loan participations or similar investments,
                                                           or as permitted by the 1940 Act Laws,
                                                           Interpretations and Exemptions.
                                                           The acquisition of bonds, debentures,
                                                           other debt securities or instruments, or
                                                           participations or other interests therein and
                                                           investments in government obligations, commercial
                                                           paper, certificates of deposit, bankers' acceptances
                                                           or instruments similar to any of the foregoing will
                                                           not be considered the making of a loan, and is permitted
                                                           if consistent with the Fund's investment objective.

11. Purchase more than 10% of all outstanding voting       The restriction will not change, but will become
securities of any one issuer.                              non-fundamental, to the extent not included within
                                                           restriction no. 4.

PRUDENTIAL U.S. EMERGING
GROWTH FUND, INC.

The Fund may not:

1. Purchase securities on margin (but the Fund may         The restriction will not change, but will become
obtain such short-term credits as may be necessary         non-fundamental.
for the clearance of transactions); provided that
the deposit or payment by the Fund of initial or
maintenance margin in connection with futures or
options is not considered the purchase of a security
on margin.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

2. Make short sales of securities or maintain a            The restriction will not change, but will become
short position if, when added together, more than          non-fundamental.
25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to
replace securities borrowed to effect short sales
and (ii) allocated to segregated accounts in
connection with short sales. Short sales
"against-the-box" are not subject to this limitation.

3. Issue senior securities, borrow money or pledge         Issue senior securities or borrow money or pledge
its assets, except that the Fund may borrow from           its assets, except as permitted by the 1940 Act
banks up to 20% of the value of its total assets           Laws, Interpretations and Exemptions. For purposes
(calculated when the loan is made) for temporary,          of this restriction, the purchase or sale of
extraordinary or emergency purposes or for the             securities on a when-issued or delayed delivery
clearance of transactions. The Fund may pledge up to       basis, reverse repurchase agreements, short sales,
20% of the value of its total assets to secure such        derivative and hedging transactions, including,
borrowings. For purposes of this restriction, the          without limitation, interest rate swap transactions,
purchase or sale of securities on a when-issued or         and collateral arrangements with respect thereto,
delayed delivery basis, forward foreign currency           and transactions similar to any of the foregoing and
exchange contracts and collateral arrangements             collateral arrangements with respect thereto, and
relating thereto, and collateral arrangements with         obligations of the Fund to Directors
respect to futures contracts and options thereon and       pursuant to deferred compensation arrangements are
with respect to the writing of options and                 not deemed to be a pledge of assets or the issuance
obligations of the Fund to Directors pursuant to           of a senior security.
deferred compensation arrangements are not deemed to
be a pledge of assets subject to this restriction.

4. Purchase any security (other than obligations of        Purchase the securities of any issuer if, as a
the U.S. Government, its agencies or                       result, the Fund would fail to be a diversified
instrumentalities) if as a result: (i) with respect        company within the meaning of the 1940 Act, and the
to 75% of the Fund's total assets, more than 5% of         rules and regulations promulgated thereunder, as
the Fund's total assets (determined at the time of         each may be amended from time to time, except to
investment) would then be invested in securities of        the extent that the Fund may be permitted to do so
a single issuer, or (ii) 25% or more of the Fund's         by exemptive order, SEC release, no-action letter or
total assets (determined at the time of the                similar relief or interpretations (collectively,
investment) would be invested in a single industry.        the "1940 Act Laws, Interpretations and Exemptions").

5. Buy or sell real estate or interests in real            Buy or sell real estate, except that investment in
estate, except that the Fund may purchase and sell         securities of issuers that invest in real estate and
securities which are secured by real estate,               investments in mortgage-backed securities, mortgage
securities of companies which invest or deal in real       participations or other instruments supported or
estate and publicly traded securities of real estate       secured by interests in real estate are not subject
investment trusts. The Fund may not purchase               to this limitation, and except that the Fund may
interests in real estate limited partnerships which        exercise rights relating to such securities,
are not readily marketable.                                including the right to enforce security interests
                                                           and to hold real estate acquired by reason of such
                                                           enforcement until that real estate can be liquidated
                                                           in an orderly manner.

CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

6. Buy or sell commodities or commodity contracts,         Buy or sell physical commodities or contracts
except that the Fund may purchase and sell financial       involving physical commodities, except that the Fund
futures contracts and options thereon, and forward         may purchase and sell (i) derivative, hedging and
foreign currency exchange contracts.                       similar instruments, including, without limitation,
                                                           financial futures contracts and options thereon, and
                                                           (ii) securities or instruments backed by, or the
                                                           return from which is linked to, physical commodities
                                                           or currencies, including, without limitation,
                                                           forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.

7. Act as underwriter except to the extent that, in        No change.
connection with the disposition of portfolio
securities, it may be deemed to be an underwriter
under certain federal securities laws.

8. Make investments for the purpose of exercising          The restriction will not change, but will become
control or management.                                     non-fundamental.

9. Invest in securities of other non-affiliated            The restriction will become non-fundamental and, as
investment companies, except by purchases in the           described in proposal 5(h), is expected to be amended
open market involving only customary brokerage             by the Board.
commissions and as a result of which the Fund will
not hold more than 3% of the outstanding voting
securities of any one investment company, will not
have invested more than 5% of its total assets in
any one investment company and will not have
invested more than 10% of its total assets
(determined at the time of investment) in such
securities of one or more investment companies, or
except as part of a merger, consolidation or other
acquisition.

10. Make loans, except through (i) repurchase              The Fund may make loans, including loans of
agreements and (ii) loans of portfolio securities          assets of the Fund, repurchase agreements, trade
limited to 33 1/3% of the Fund's total assets.             claims, loan participations or similar investments,
                                                           or as permitted by the 1940 Act Laws,
                                                           Interpretations and Exemptions. The acquisition of
                                                           bonds, debentures, other debt securities or
                                                           instruments, or participations or other interests
                                                           therein and investments in government obligations,
                                                           commercial paper, certificates of deposit, bankers'
                                                           acceptances or instruments similar to any of the
                                                           foregoing will not be considered the making of a
                                                           loan, and is permitted if consistent with the Fund's
                                                           investment objective.

11. Purchase more than 10% of all outstanding voting       The restriction will not change, but will become
securities of any one issuer.                              non-fundamental, to the extent not included within
                                                           restriction no. 4.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

THE PRUDENTIAL INVESTMENT
PORTFOLIOS, INC.

-EQUITY OPPORTUNITY FUND
-GROWTH FUND

1. Purchase securities on margin (but the Fund may          The restriction will not change, but will become
obtain such short-term credits as may be necessary          non-fundamental.
for the clearance of transactions); provided that
the deposit or payment by the Fund of initial or
maintenance margin in connection with futures or
options is not considered the purchase of a security
on margin.

2. Make short sales of securities or maintain a             The restriction will not change, but will become
short position if, when added together, more than           non-fundamental.
25% of the value of the Fund's net assets would be
(i) deposited as collateral for the obligation to
replace securities borrowed to effect short sales
and (ii) allocated to segregated accounts in
connection with short sales. Short sales
"against-the-box" are not subject to this limitation.

3. Issue senior securities, borrow money or pledge         Issue senior securities or borrow money or pledge
its assets, except that the Fund may borrow from           its assets, except as permitted by the 1940 Act
banks up to 20% of the value of its total assets           Laws, Interpretations and Exemptions. For purposes
(calculated when the loan is made) for temporary,          of this restriction, the purchase or sale of
extraordinary or emergency purposes or for the             securities on a when-issued or delayed delivery
clearance of transactions. The Fund may pledge up to       basis, reverse repurchase agreements, short sales,
20% of the value of its total assets to secure such        derivative and hedging transactions, including,
borrowings. For purposes of this restriction, the          without limitation, interest rate swap transactions,
purchase or sale of securities on a when-issued or         and collateral arrangements with respect thereto,
delayed delivery basis, forward foreign currency           and transactions similar to any of the foregoing and
exchange contracts and collateral arrangements             collateral arrangements with respect thereto, and
relating thereto, and collateral arrangements with         obligations of the Fund to Directors
respect to futures contracts and options thereon and       pursuant to deferred compensation arrangements are
with respect to the writing                                not deemed to be a pledge of assets or the issuance
                                                           of a senior security.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

4. Purchase any security (other than obligations of        Purchase the securities of any issuer if, as a
the U.S. Government, its agencies or                       result, the Fund would fail to be a diversified
instrumentalities) if as a result: (i) with respect        company within the meaning of the 1940 Act, and the
to 75% of the Fund's total assets, more than 5% of         rules and regulations promulgated thereunder, as
the Fund's total assets (determined at the time of         each may be amended from time to time, except to
investment) would then be invested in securities of        the extent that the Fund may be permitted to do so
a single issuer, or (ii) 25% or more of the Fund's         by exemptive order, SEC release, no-action letter or
total assets (determined at the time of the                similar relief or interpretations (collectively,
investment) would be invested in a single industry.        the "1940 Act Laws, Interpretations and Exemptions").

5. Buy or sell real estate or interests in real            Buy or sell real estate, except that investment in
estate, except that the Fund may purchase and sell         securities of issuers that invest in real estate and
securities which are secured by real estate,               investments in mortgage-backed securities, mortgage
securities of companies which invest or deal in real       participations or other instruments supported or
estate and publicly traded securities of real estate       secured by interests in real estate are not subject
investment trusts. The Fund may not purchase               to this limitation, and except that the Fund may
interests in real estate limited partnerships which        exercise rights relating to such securities,
are not readily marketable.                                including the right to enforce security interests
                                                           and to hold real estate acquired by reason of such
                                                           enforcement until that real estate can be liquidated
                                                           in an orderly manner.

6. Buy or sell commodities or commodity contracts,         Buy or sell physical commodities or contracts
except that the Fund may purchase and sell financial       involving physical commodities, except that the Fund
futures contracts and options thereon. (For purposes       may purchase and sell (i) derivative, hedging and
of this restriction, futures contracts on currencies       similar instruments, including, without limitation,
and on securities indices and, with respect to             financial futures contracts and options thereon, and
Equity Opportunity Fund, futures contracts on debt         (ii) securities or instruments backed by, or the
securities, and forward foreign currency exchange          return from which is linked to, physical commodities
contracts are not deemed to be commodities or              or currencies, including, without limitation,
commodity contracts.)                                      forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.

7. Act as underwriter except to the extent that, in        Act as underwriter except to the extent that, in
connection with the disposition of portfolio               connection with the disposition of portfolio
securities, it may be deemed to be an underwriter          securities, it may be deemed to be an underwriter
under certain federal securities laws. Neither Fund        under certain federal securities laws.
has adopted a fundamental investment policy with
respect to investments in restricted securities. See
"Investment Objectives and Policies--Illiquid
Securities."


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

8. Make investments for the purpose of exercising         The restriction will not change, but will become
control or management.                                    non-fundamental.

9. Invest in securities of other investment               The restriction will become
companies, except by purchases in the open market         non-fundamental and, as described
involving only customary brokerage commissions and        in proposal 5(h), is proposed to be
as a result of which the Fund will not hold more          amended by the Board.
than 3% of the outstanding voting securities of any
one investment company, will not have invested more
than 5% of its total assets in any one investment
company and will not have invested more than 10% of
its total assets (determined at the time of
investment) in such securities of one or more
investment companies, or except as part of a merger,
consolidation or other acquisition.

10. Invest in interests in oil, gas or other mineral      The restriction will not change, but will become
exploration or development programs, except that the      non-fundamental.
Fund may invest in the securities of companies which
invest in or sponsor such programs.

11. Make loans, except through (i) repurchase              The Fund may make loans, including loans of
agreements and (ii) loans of portfolio securities          assets of the Fund, repurchase agreements, trade
limited to 30% of the Fund's total assets.                 claims, loan participations or similar investments,
                                                           or as permitted by the 1940 Act Laws,
                                                           Interpretations and Exemptions. The acquisition of
                                                           bonds, debentures, other debt securities or
                                                           instruments, or participations or other interests
                                                           therein and investments in government obligations,
                                                           commercial paper, certificates of deposit, bankers'
                                                           acceptances or instruments similar to any of the
                                                           foregoing will not be considered the making of a loan,
                                                           and is permitted if consistent with the Fund's
                                                           investment objective.

12. Purchase more than 10% of all outstanding voting       The restriction will not change, but will become
securities of any one  issuer.                             non-fundamental, to the extent not included within
                                                           restriction no. 4.

ACTIVE BALANCED FUND-

1. Purchase securities on margin (but the Fund may        The restriction will not change, but will become
obtain such short-term credits as may be necessary        non-fundamental.
for the clearance of transactions); provided that
the deposit or payment by the Fund of initial or
maintenance margin in connection with futures or
options is not considered the purchase of a security
on margin.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

2. Make short sales of securities. Short sales             The restriction will not change, but will become
"against-the-box" are not subject to this limitation.      non-fundamental.

3. Issue senior securities, borrow money or pledge         Issue senior securities or borrow money or pledge
its assets, except that the Fund may borrow from           its assets, except as permitted by the 1940 Act
banks or through forward rolls, dollar rolls or            Laws, Interpretations and Exemptions. For purposes
reverse repurchase agreements in an amount up to 30%       of this restriction, the purchase or sale of
of the value of its total assets (calculated when          securities on a when-issued or delayed delivery
the loan is made) to take advantage of investment          basis, reverse repurchase agreements, short sales,
opportunities, for temporary, extraordinary or             derivative and hedging transactions, including,
emergency purposes or for the clearance of                 without limitation, interest rate swap transactions,
transactions. The Fund may pledge up to 30% of the         and collateral arrangements with respect thereto,
value of its total assets to secure such borrowings.       and transactions similar to any of the foregoing and
The purchase or sale of securities on a when-issued        collateral arrangements with respect thereto, and
or delayed delivery basis, forward foreign currency        obligations of the Fund to Directors
exchange contracts and collateral arrangements             pursuant to deferred compensation arrangements are
relating thereto, and collateral arrangements with         not deemed to be a pledge of assets or the issuance
respect to futures contracts and options thereon and       of a senior security.
with respect to the writing of options and
obligations of the Fund to Directors pursuant to
deferred compensation arrangements are not deemed to
be a pledge of assets subject to this restriction.

4. Purchase any security (other than obligations of        Purchase the securities of any issuer if, as a
the U.S. Government, its agencies or                       result, the Fund would fail to be a diversified
instrumentalities) if as a result; (i) with respect        company within the meaning of the 1940 Act, and the
to 75% of the Fund's total assets, more than 5% of         rules and regulations promulgated thereunder, as
the Fund's total assets (determined at the time of         each may be amended from time to time, except to
investment) would then be invested in securities of        the extent that the Fund may be permitted to do so
a single issuer, or (ii) 25% or more of the Fund's         by exemptive order, SEC release, no-action letter or
total assets (determined at the time of investment)        similar relief or interpretations (collectively,
would be invested in a single industry.                    the "1940 Act Laws, Interpretations and Exemptions").

5. Buy or sell real estate or interests in real            Buy or sell real estate, except that investment in
estate, except that the Fund may purchase and sell         securities of issuers that invest in real estate and
securities which are secured by real estate,               investments in mortgage-backed securities, mortgage
securities of companies which invest or deal in real       participations or other instruments supported or
estate and publicly traded securities of real estate       secured by interests in real estate are not subject
investment trusts. The Fund may not purchase               to this limitation, and except that the Fund may
interests in real estate limited partnerships which        exercise rights relating to such securities,
are not readily marketable.                                including the right to enforce security interests
                                                           and to hold real estate acquired by reason of such
                                                           enforcement until that real estate can be liquidated
                                                           in an orderly manner.


CURRENT                                                    PROPOSED
RESTRICTIONS                                               RESTRICTIONS/POLICIES
------------                                               ---------------------

6. Buy or sell commodities or commodity contracts,         Buy or sell physical commodities or contracts
except that the Fund may purchase and sell financial       involving physical commodities, except that the Fund
futures contracts and options thereon, and forward         may purchase and sell (i) derivative, hedging and
foreign currency exchange contracts.                       similar instruments, including, without limitation,
                                                           financial futures contracts and options thereon, and
                                                           (ii) securities or instruments backed by, or the
                                                           return from which is linked to, physical commodities
                                                           or currencies, including, without limitation,
                                                           forward currency exchange contracts, and except that
                                                           the Fund may exercise rights relating to such
                                                           instruments, including the right to enforce security
                                                           interests and to hold physical commodities and
                                                           contracts involving physical commodities acquired as
                                                           a result of the Fund's ownership of instruments
                                                           supported or secured thereby until they can be
                                                           liquidated in an orderly manner.

7. Act as underwriter except to the extent that, in        No change.
connection with the disposition of portfolio
securities, if may be deemed to be an underwriter
under certain federal securities laws.

8. Make investments for the purpose of exercising          The restriction will not change, but will become
control or management.                                     non-fundamental.

9. Invest in securities of other investment                The restriction will become non-fundamental
companies, except: (i) purchases in the open market        and, as described in proposal 5(h), is expected
involving only customary brokerage commissions and         to be amended by the Board.
as a result of which the Fund will not hold more
than 3% of the outstanding voting securities of any
one investment company, will not have invested more
than 5% of its total assets in any one investment
company and will not have invested more than 10% of
its total assets (determined at the time of
investment) in such securities of one or more
investment companies, (ii) as part of a merger,
consolidation or other acquisition, or (iii)
purchases of affiliated investment company shares
pursuant to and subject to such limits as the
Commission may impose by rule or order.

10. Make loans, except through (i) repurchase              The Fund may make loans, including loans of
agreements and (ii) loans of portfolio securities          assets of the Fund, repurchase agreements, trade
limited to 30% of the Fund's total assets.                 claims, loan participations or similar investments,
                                                           or as permitted by the 1940 Act Laws,
                                                           Interpretations and Exemptions. The acquisition of
                                                           bonds, debentures, other debt securities or
                                                           instruments, or participations or other interests therein
                                                           and investments in government obligations, commercial
                                                           paper, certificates of deposit, bankers' acceptances
                                                           or instruments similar to any of the foregoing will
                                                           not be considered the making of a loan, and is permitted
                                                           if consistent with the Fund's investment objective.

11. Purchase more than 10% of all outstanding voting       The restriction will not change, but will become
securities of any one issuer.                              non-fundamental, to the extent not included within
                                                           restriction no. 4.


                          _______________________ Fund
                              Gateway Center Three
                             Newark, New Jersey 07102


PRUDENTIAL INVESTMENTS
GATEWAY CENTER THREE
100 MULBERRY STREET, 4TH FLOOR
NEWARK, NJ 07102-4077

                                    PROXY

           Joint Special and Annual Meeting of Shareholders (Meeting)
                                  10:00 a.m.


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES. The undersigned hereby appoints Grace C. Torres and Marguerite E.H. Morrison as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common
          Stock/beneficial interest of the fund held of record by the undersigned on November 3, 2000 at the Meeting to be held on January 17, 2001 or any adjournment thereof.

          THE SHARES REPRESENTED BY THIS PROXY, WHEN THIS PROXY IS PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. THE PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR/TRUSTEE AND FOR PROPOSALS NO. 2, 3, 4, 5, 6 AND 7,
          AS APPLICABLE, IF YOU DO NOT SPECIFY OTHERWISE. PLEASE REFER TO THE PROXY STATEMENT DATED NOVEMBER __, 2000 FOR DISCUSSION OF THE PROPOSALS.

          IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

          In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

          NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership by authorized person.

TO VOTE BY TELEPHONE

1) Read the Proxy Statement and have
   this Proxy card at hand.
2) Call 1-800-690-6903 toll free.
3) Enter the 12-digit control number
   set forth on the right side of this
   Proxy card and follow the simple
   instructions.                                        SHARES

TO VOTE BY INTERNET                                     CONTROL NUMBER

1) Read the Proxy Statement and have
   this Proxy card at hand.
2) Go to Web site www.proxyvote.com
3) Enter the 12-digit control number
   set forth on the right side of
   this Proxy card and follow the
   simple instructions.


TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:               KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------
                                            DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

______________________ Fund

For address changes, please check this box      /_/
and write them on the back.

THE BOARD OF DIRECTORS/TRUSTEES RECOMMENDS A VOTE FOR ALL OF THE NOMINEES AND FOR EACH OF THE PROPOSALS.

Vote on Proposals                   For    Against   Abstain                                            For    Against   Abstain

1. To elect thirteen Directors                                      2. To approve a new subadvisory      /_/     /_/       /_/
   or Trustees                                                         agreement between PIFM and
   Nominees: Saul K. Fenster, Delayne Dedrick Gold,                    Jennison Associates LLC.
   Robert F. Gunia, Douglas H. McCorkindale, W. Scott McDonald, Jr.,
   Thomas T. Mooney, Stephen P. Munn, David R. Odenath, Jr.,
   Richard A. Redeker, Robin B. Smith, John R. Strangfeld,
   Louis A. Weil III, Clay T. Whitehead
   /_/For All /_/Withhold All /_/For All Except as listed below:
   List Exceptions: _____________________________________________
                    _____________________________________________


3. To permit PIFM to enter into     /_/      /_/       /_/          4. To approve an amendment to        /_/     /_/       /_/
   or make material changes to                                         the Management Agreement to
   subadvisory agreements without                                      permit PIFM to allocate assets
   shareholder approval.                                               Among affiliated and
                                                                       unaffiliated subadvisers.

5. To approve certain changes to                                    6. To amend the Fund's objective.    /_/     /_/       /_/
   Fund's fundamental investment
   restrictions or policies,
   relating to, the following:
   (a) fund diversification         /_/      /_/       /_/
   (b) issuing senior securities,
       borrowing money or
       pledging assets              /_/      /_/       /_/
   (c) buying and selling
       real estate                  /_/      /_/       /_/
   (d) buying and selling
       commodities and
       commodity contracts          /_/      /_/       /_/
   (e) fund concentration           /_/      /_/       /_/
   (f) engaging in underwriting     /_/      /_/       /_/
   (g) making loans                 /_/      /_/       /_/
   (h) other investment
       restrictions                 /_/      /_/       /_/

7. To ratify the selection of       /_/      /_/       /_/
   PricewaterhouseCoopers LLP as
   independent accountants for the
   Fund's current fiscal year.


Please be sure to sign and date this Proxy.

Signature (PLEASE SIGN WITHIN BOX) Date                Signature (Joint Owners)         Date